                                                                    EXHIBIT 10.7

                                                                  EXECUTION COPY

--------------------------------------------------------------------------------

                            VARIAN ASSOCIATES, INC.

                                 To Be Known as

                          VARIAN MEDICAL SYSTEMS, INC.

                            Effective April 3, 1999



                              AMENDED AND RESTATED
                   NOTE PURCHASE AND PRIVATE SHELF AGREEMENT



                                  $12,500,000
                 7.15% Series A Senior Notes due April 2, 2010

                                  $25,000,000
                 6.70% Series B Senior Notes due April 30, 2014

                                  $21,000,000
                 6.76% Series C Senior Notes due April 2, 2011

                                      and

                                  $50,000,000
                             Private Shelf Facility


                           Dated as of April 2, 1999

                               TABLE OF CONTENTS
                            (not part of agreement)

                                                                                                   Page
1.   AUTHORIZATION OF ISSUE OF NOTES..............................................................  3
     1A.      Authorization of Issue of Series A Notes............................................  3
     1B.      Authorization of Issue of Series B Notes............................................  3
     1C.      Authorization of Issue of Series C Notes............................................  3
     1D.      Authorization of Issue of Shelf Notes...............................................  4

2.   AMENDMENT AND RESTATEMENT OF EXISTING NOTES; PURCHASE
     AND SALE OF SERIES C NOTES AND SHELF NOTES...................................................  4
     2A(1).   Amendment and Restatement of Existing 7.21% Notes and Issuance of
              Series A Notes......................................................................  4
     2A(2).   Amendment and Restatement of Existing 6.70% Notes and Issuance of
              Series B Notes......................................................................  5
     2A(3).   Purchase and Sale of Series C Notes.................................................  5
     2B.      Purchase and Sale of Shelf Notes....................................................  5

3.   CONDITIONS OF CLOSING........................................................................ 10
     3A.      Conditions to Amendments and Restatements, Release of Company and Issuance of
              Series C Notes...................................................................... 10
     3B.      Conditions to Purchase of Notes..................................................... 11

4.   PREPAYMENTS.................................................................................. 13
     4A.      Required Prepayments of Series A Notes, Series B Notes and Series C Notes........... 13
     4B.      Required Prepayments of Shelf Notes................................................. 14
     4C.      Optional Prepayment With Yield-Maintenance Amount................................... 14
     4D.      Notice of Optional Prepayment....................................................... 14
     4E.      Application of Prepayments.......................................................... 14
     4F.      Retirement of Notes................................................................. 15

5.   AFFIRMATIVE COVENANTS........................................................................ 15
     5A.      Financial Statements; Notice of Defaults............................................ 15
     5B.      Information Required by Rule 144A................................................... 16
     5C.      Inspection of Property.............................................................. 16
     5D.      Covenant to Secure Notes Equally.................................................... 17
     5E.      Maintenance of Insurance............................................................ 17
     5F.      Compliance with Laws................................................................ 17


                                                                                                   Page
6.   NEGATIVE COVENANTS........................................................................... 17
     6A.      Certain Financial Requirements...................................................... 17
     6B.      Dividend Limitation................................................................. 18
     6C.      Lien, Funded Debt and Other Restrictions............................................ 18

7.   EVENTS OF DEFAULT............................................................................ 22

     7A.      Acceleration........................................................................ 22
     7B.      Rescission of Acceleration.......................................................... 25
     7C.      Notice of Acceleration or Rescission................................................ 25
     7D.      Other Remedies...................................................................... 25

8.   REPRESENTATIONS, COVENANTS AND WARRANTIES.................................................... 25
     8A.      Organization........................................................................ 25
     8B.      Financial Statements................................................................ 26
     8C.      Actions Pending..................................................................... 27
     8D.      Outstanding Funded Debt............................................................. 27
     8E.      Title to Properties................................................................. 27
     8F.      Taxes............................................................................... 27
     8G.      Conflicting Agreements and Other Matters............................................ 27
     8H.      Offering of Notes................................................................... 28
     8I.      Use of Proceeds..................................................................... 28
     8J.      ERISA............................................................................... 28
     8K.      Governmental Consent................................................................ 29
     8L.      Environmental Compliance............................................................ 29
     8M.      Disclosure.......................................................................... 29
     8N.      Hostile Tender Offers............................................................... 30
     8O.      Year 2000 Compliance................................................................ 30

9.   REPRESENTATIONS OF THE PURCHASERS............................................................ 30
     9A.      Nature of Purchase.................................................................. 30
     9B.      Source of Funds..................................................................... 30

10.  DEFINITIONS; ACCOUNTING MATTERS.............................................................. 31
     10A.     Yield-Maintenance Terms............................................................. 31
     10B.     Other Terms......................................................................... 32
     10C.     Accounting Principles, Terms and Determinations..................................... 41

11.  MISCELLANEOUS................................................................................ 41
     11A.     Note Payments....................................................................... 41
     11B.     Expenses............................................................................ 42
     11C.     Consent to Amendments............................................................... 42
     11E.     Persons Deemed Owners; Participations............................................... 45
     11F.     Survival of Representations and Warranties; Entire Agreement........................ 45

                                                                                                   Page
     11G.     Successors and Assigns.............................................................. 45
     11H.     Disclosure to Other Persons......................................................... 45
     11I.     Independence of Covenants........................................................... 46
     11J.     Notices............................................................................. 46
     11K.     Payments Due on Non-Business Days................................................... 47
     11L.     Severability........................................................................ 47
     11M.     Descriptive Headings................................................................ 47
     11N.     Satisfaction Requirement............................................................ 47
     11O.     Governing Law....................................................................... 47
     11P.     Severalty of Obligations............................................................ 47
     11Q.     Counterparts........................................................................ 48
     11R.     Binding Agreement................................................................... 48
     11S.     Amendment and Restatement of Existing Agreements; Release of the Company............ 48

                             Exhibits and Schedules

Purchaser Schedule for Series A Notes, Series B Notes and Series C Notes
Information Schedule
Exhibit A-1.........................................................   Form of Series A Note
Exhibit A-2.........................................................   Form of Series B Note
Exhibit A-3.........................................................   Form of Series C Note
Exhibit A-4.........................................................   Form of Shelf Note
Exhibit B...........................................................   Form of Disbursement Direction Letter
Exhibit C...........................................................   Form of Request for Purchase
Exhibit D...........................................................   Form of Confirmation of Acceptance
Exhibit E-1.........................................................   Form of Opinion of Company Counsel, Series C Note
                                                                       Closing
Exhibit E-2.........................................................   Form of Opinion of Company Counsel, Shelf Note Closing
Exhibit F-1.........................................................   Form of Prudential Confidentiality Agreement
Exhibit F-2.........................................................   Form of Non-Prudential Confidentiality Agreement
Exhibit G...........................................................   Investment Policy of Company Board of Directors
Schedule 8G.........................................................   Agreements Restricting Debt

                            VARIAN ASSOCIATES, INC.
                                 to be known as
                          VARIAN MEDICAL SYSTEMS, INC.
                            Effective April 3, 1999
                                3050 Hansen Way
                        Palo Alto, California 94304-1000


                                                             As of April 2, 1999



The Prudential Insurance Company
 of America ("Prudential")
Pruco Life Insurance Company ("Pruco")
Pruco Life Insurance Company of New Jersey ("Pruco-NJ")
Each Prudential Affiliate (as hereinafter defined) which becomes bound by certain provisions of this Agreement as hereinafter provided (together with Prudential, Pruco and Pruco-NJ, the "Purchasers")

c/o Prudential Capital Group
Four Embarcadero Center
Suite 2700
San Francisco, California 94111

Ladies and Gentlemen:

          The undersigned, Varian Associates, Inc., a Delaware corporation (to be known as Varian Medical Systems, Inc. effective April 3, 1999) (herein called the "Company"), hereby agrees with you as set forth below. Reference is made to paragraph 10 hereof for definitions of capitalized terms used herein and not otherwise defined herein.

                                  INTRODUCTION

          The Company and Prudential are parties to (i) the Master Shelf Agreement, dated as of May 11, 1992 (as heretofore amended, the "1992 Note Agreement"), under which the Company issued, and there are now outstanding and held by Prudential (a) the Company's 7.49% Senior Notes due June 9, 2002, in the original aggregate principal amount of $40,000,000, of which $28,000,000 aggregate principal amount are now outstanding (the "Existing 7.49% Notes"), and
(b) the Company's 6.90% Senior Notes due June 9, 2002, in the original aggregate principal amount of $20,000,000, of which $14,000,000 aggregate principal amount are now outstanding (the "Existing 6.90% Notes"), and (ii) the Note Purchase and Private Shelf Agreement, dated as of October 18, 1996 (as heretofore amended, the "1996 Note Agreement"), under which the Company issued, and there are now outstanding and held by Prudential (a) the Company's 7.21% Series A Senior Notes due June 9, 2007 in the aggregate principal amount of $25,000,000 (the "Existing 7.21% Notes"), and (b) the Company's 6.70% Series B Senior Notes due April 30, 2018 in the aggregate principal amount of $50,000,000 (the "Existing 6.70% Notes").

          The Company has advised Prudential that it intends to distribute all of the shares of the capital stock of the Company's subsidiary, Varian, Inc., a Delaware corporation ("Varian, Inc."), to the shareholders of the Company (the "Spin Off"). In connection with the Spin Off, the Company will prepay $14,000,000 principal amount of the Existing 7.49% Notes and $7,000,000 principal amount of the Existing 6.90% Notes, and the Company and Varian, Inc. have requested that Prudential agree to the following effective upon the consummation of the Spin Off:

          (1) to purchase $21,000,000 principal amount of the Company's Series C Notes (as defined in paragraph 1C hereof) the proceeds of which will be used by the Company to make such prepayments of the Existing 7.49% Notes and the Existing 6.90% Notes;

          (2) to amend the terms of $12,500,000 principal amount of the Existing 7.21% Notes to extend the maturity thereof and change the interest rate thereon, as more specifically set forth in paragraph 2A(1) hereof (such $12,500,000 principal amount of the Existing 7.21% Notes amended pursuant to paragraph 2A(1) hereof being herein called the "Series A Notes", which term shall include each Series A Note delivered pursuant to any provision of this Agreement and each promissory note of the Company delivered in substitution or exchange for any Series A Note pursuant to any such provision);

          (3) to shorten the maturity of the Existing 6.70% Notes to April 30, 2014 and to amend the interest rate on $25,000,000 principal amount of the Existing 6.70% Notes, as more specifically set forth in paragraph 2A(2) hereof (such $25,000,000 principal amount of the Existing 6.70% Notes the interest rate on which is amended pursuant to paragraph 2A(2) hereof being herein called the "Series B Notes", which term shall include each Series B Note delivered pursuant to any provision of this Agreement and each promissory note of the Company delivered in substitution or exchange for any Series B Note pursuant to any such provision);

          (4) the assumption by Varian, Inc. of the Company's obligations under, and the release of the Company from any obligation under, (A) the $14,000,000 principal amount of the Existing 7.49% Notes and the $7,000,000 principal amount of the Existing 6.90% Notes not prepaid by the Company (the $14,000,000 principal amount of the Existing 7.49% Notes to be so assumed by Varian, Inc. being herein called the "Varian, Inc. Series C Notes" and the $7,000,000 principal amount of the Existing 6.90% Notes to be so assumed by Varian, Inc. being herein called the "Varian, Inc. Series D Notes"), (B) the $12,500,000 principal amount of the Existing 7.21% Notes not constituting the Series A Notes (the $12,500,000 principal amount of the Existing 7.21% Notes to be so assumed by Varian, Inc. being herein called the "Varian, Inc. Series A Notes") and (C) the $25,000,000 principal amount of the Existing 6.70% Notes not constituting Series B Notes (the

$25,000,000 principal amount of the Existing 6.70% Notes to be so assumed by Varian, Inc. being herein called the "Varian, Inc. Series B Notes");

          (5) to amend and restate the 1992 Note Agreement and the 1996 Note Agreement as they relate to the Series A Notes and the Series B Notes in their entireties as set forth herein, including to provide for a new private shelf facility as set forth in paragraph 2B hereof, and to provide that the Series A Notes, the Series B Notes, the Series C Notes and any Shelf Notes shall be subject to the terms of this Agreement; and

          (6) to enter into the Varian, Inc. Amended and Restated Note Agreement to provide for a new private shelf facility for Varian, Inc. as set forth in paragraph 2B thereof and to provide that the Varian, Inc. Notes and any Varian, Inc. Private Shelf Notes shall be subject to the terms of the Varian, Inc. Amended and Restated Note Agreement.

          Subject to the terms and conditions hereof, Prudential is willing to agree to the foregoing. Accordingly, the Company and the Purchasers agree as follows:

     1.  AUTHORIZATION OF ISSUE OF NOTES.

     1A. Authorization of Issue of Series A Notes. The Company will authorize the issue of the Series A Notes in the aggregate principal amount of $12,500,000, to be dated the date of issue thereof, to mature April 2, 2010, to bear interest (computed on the basis of a 360 day year-30 day month) on the unpaid balance thereof from the date thereof until the principal thereof shall have become due at the rate of 7.15% per annum, and on overdue principal, Yield-Maintenance Amount and interest at the rate and at the time specified therein, and to be substantially in the form of Exhibit A-1 attached hereto.

     1B. Authorization of Issue of Series B Notes. The Company will authorize the issue of the Series B Notes in the aggregate principal amount of $25,000,000, to be dated the date of issue thereof, to mature April 30, 2014, to bear interest (computed on the basis of a 360 day year-30 day month) on the unpaid balance thereof from the date thereof until the principal thereof shall have become due at the rate of 6.70% per annum, and on overdue principal, Yield-Maintenance Amount and interest at the rate and at the time specified therein, and to be substantially in the form of Exhibit A-2 attached hereto.

     1C. Authorization of Issue of Series C Notes. The Company will authorize the issue of its senior promissory notes (the "Series C Notes") in the aggregate principal amount of $21,000,000, to be dated the date of issue thereof, to mature April 2, 2011 to bear interest (computed on the basis of a 360 day year - 30 day month) on the unpaid balance thereof from the date thereof until the principal thereof shall have become due at the rate of 6.76% per annum, and on overdue principal, Yield-Maintenance Amount and interest at the rate and at the time specified therein, and to be substantially in the form of Exhibit A-3 attached hereto. The terms "Series C Note" and "Series C Notes" as used herein shall include each Series C Note delivered pursuant to any provision of this Agreement and each promissory note of the Company delivered in substitution or exchange for any Series C Note pursuant to any such provision.

     1D. Authorization of Issue of Shelf Notes. The Company may authorize the issue of its additional senior promissory notes (the "Shelf Notes") in the aggregate principal amount of $50,000,000, to be dated the date of issue thereof, to mature, in the case of each Shelf Note so issued, no more than fifteen years after the date of original issuance thereof, to have an average life, in the case of each Shelf Note so issued, of no more than twelve years after the date of original issuance thereof, to bear interest on the unpaid balance thereof from the date thereof at the rate per annum, and to have such other particular terms, as shall be set forth, in the case of each Shelf Note so issued, in the Confirmation of Acceptance with respect to such Shelf Note delivered pursuant to paragraph 2B(5), and to be substantially in the form of Exhibit A-4 attached hereto. The terms "Shelf Note" and "Shelf Notes" as used herein shall include each Shelf Note delivered pursuant to any provision of this Agreement and each Shelf Note delivered in substitution or exchange for any such Shelf Note pursuant to any such provision. The terms "Note" and "Notes" as used herein shall include each Series A Note, each Series B Note, each Series C Note and each Shelf Note delivered pursuant to any provision of this Agreement and each Note delivered in substitution or exchange for any such Note pursuant to any such provision. Notes which have (i) the same final maturity, (ii) the same principal prepayment dates, (iii) the same principal prepayment amounts (as a percentage of the original principal amount of each Note), (iv) the same interest rate, (v) the same interest payment periods and (vi) the same date of issuance (which, in the case of a Note issued in exchange for another Note, shall be deemed for these purposes the date on which such Note's ultimate predecessor Note was issued), are herein called a "Series" of Notes.

     2. AMENDMENT AND RESTATEMENT OF EXISTING NOTES; PURCHASE AND SALE OF SERIES C NOTES AND SHELF NOTES.

     2A(1). Amendment and Restatement of Existing 7.21% Notes and Issuance of Series A Notes. Subject to the terms and conditions herein set forth, the Company and Prudential agree that, effective on the Series C Closing Day, $12,500,000 principal amount of the Existing 7.21% Notes will be amended and restated in their entirety to be a like principal amount of Series A Notes having the terms described in paragraph 1A hereof and to be in the form of Exhibit A-1 hereto. On the Series C Closing Day, the Company will deliver to Prudential, in substitution and exchange for the Existing 7.21% Notes being so amended and restated, at the offices of Schiff Hardin & Waite, 6600 Sears Tower, Chicago, Illinois 60606, one or more Series A Notes registered in the name of Prudential, evidencing the aggregate principal amount of the Existing 7.21% Notes held by Prudential being so amended and restated, and in the denomination or denominations, specified in the Purchaser Schedule attached hereto. The Series A Notes (i) are given in exchange and substitution for, and not as payment of the indebtedness evidenced by, the $12,500,000 principal amount of the Existing 7.21% Notes being amended and restated pursuant to this paragraph 2A(1), (ii) merely re-evidence the indebtedness evidenced by such $12,500,000 principal amount of the Existing 7.21% Notes, and (iii) are not intended to constitute a novation or discharge of the indebtedness evidenced by such $12,500,000 principal amount of the Existing 7.21% Notes.

Promptly after the Series C Closing Day Prudential agrees to mark such Existing 7.21% Notes "Replaced" and to return such Existing 7.21% Notes to the Company.

     2A(2). Amendment and Restatement of Existing 6.70% Notes and Issuance of Series B Notes. Subject to the terms and conditions herein set forth, the Company and Prudential agree that, effective on the Series C Closing Day, (i) the maturity date of all of the Existing 6.70% Notes is amended to be April 30, 2014 and (ii) $25,000,000 principal amount of the Existing 6.70% Notes will be amended and restated in their entirety to be a like principal amount of Series B Notes having the terms described in paragraph 1B hereof and to be in the form of Exhibit A-2 hereto. On the Series C Closing Day, the Company will deliver to Prudential, in substitution and exchange for the Existing 6.70% Notes being amended and restated by both clauses (i) and (ii) of this paragraph 2A(2), at the offices of Schiff Hardin & Waite, 6600 Sears Tower, Chicago, Illinois 60606, one or more Series B Notes registered in the name of Prudential, evidencing the aggregate principal amount of the Existing 6.70% Notes held by Prudential being so amended and restated, and in the denomination or denominations, specified in the Purchaser Schedule attached hereto. The Series B Notes (i) are given in exchange and substitution for, and not as payment of the indebtedness evidenced by, the $25,000,000 principal amount of the Existing 6.70% Notes being amended and restated by both clauses (i) and (ii) of this paragraph 2A(2), (ii) merely re-evidence the indebtedness evidenced by such $25,000,000 principal amount of the Existing 6.70% Notes, and (iii) are not intended to constitute a novation or discharge of the indebtedness evidenced by such $25,000,000 principal amount of the Existing 6.70% Notes. Promptly after the Series C Closing Day Prudential agrees to mark such Existing 6.70% Notes "Replaced" and to return such Existing 6.70% Notes to the Company.

     2A(3). Purchase and Sale of Series C Notes. The Company hereby agrees to sell to Prudential and, subject to the terms and conditions herein set forth, Prudential agrees to purchase from the Company the aggregate principal amount of Series C Notes set forth opposite its name on the Purchaser Schedule attached hereto at 100% of such aggregate principal amount. On April 2, 1999 or any other date prior to April 2, 1999 upon which the Company and Prudential may agree (herein called the "Series C Closing Day"), the Company will deliver to Prudential at the offices of Schiff Hardin & Waite, 6600 Sears Tower, Chicago, Illinois 60606, one or more Series C Notes registered in its name, evidencing the aggregate principal amount of Series C Notes to be purchased by Prudential and in the denomination or denominations specified in the Purchaser Schedule attached hereto, against payment of the purchase price thereof by transfer of immediately available funds as specified in a letter on the Company's letterhead, in substantially the form of Exhibit B attached hereto, from the Company to the Prudential delivered prior to the Series C Closing Day.

     2B.  Purchase and Sale of Shelf Notes.

     2B(1). Facility. Prudential is willing to consider, in its sole discretion and within limits which may be authorized for purchase by Prudential and Prudential Affiliates from time to time, the purchase of Shelf Notes pursuant to this Agreement. The willingness of Prudential to consider such purchase of Shelf Notes is herein called the "Facility". At any time, the aggregate principal amount of Shelf Notes stated in paragraph 1D, minus the aggregate
                                                        -----
principal amount of Shelf Notes purchased and sold pursuant to this Agreement prior to such time, minus the aggregate principal amount of Accepted Notes (as
                    -----
hereinafter defined) which have not yet been purchased and sold hereunder prior to such time, is herein called the "Available Facility Amount" at such time. NOTWITHSTANDING THE WILLINGNESS OF PRUDENTIAL TO CONSIDER PURCHASES OF SHELF NOTES, THIS AGREEMENT IS ENTERED INTO ON THE EXPRESS UNDERSTANDING THAT NEITHER PRUDENTIAL NOR ANY PRUDENTIAL AFFILIATE SHALL BE OBLIGATED TO MAKE OR ACCEPT OFFERS TO PURCHASE SHELF NOTES, OR TO QUOTE RATES, SPREADS OR OTHER TERMS WITH RESPECT TO SPECIFIC PURCHASES OF SHELF NOTES, AND THE FACILITY SHALL IN NO WAY BE CONSTRUED AS A COMMITMENT BY PRUDENTIAL OR ANY PRUDENTIAL AFFILIATE.

     2B(2). Issuance Period. Shelf Notes may be issued and sold pursuant to this Agreement until the earlier of (i) the third anniversary of the date of this Agreement (or if such anniversary is not a Business Day, the Business Day next preceding such anniversary) and (ii) the thirtieth day after Prudential shall have given to the Company, or the Company shall have given to Prudential, written notice stating that it elects to terminate the issuance and sale of Shelf Notes pursuant to this Agreement (or if such thirtieth day is not a Business Day, the Business Day next preceding such thirtieth day). The period during which Shelf Notes may be issued and sold pursuant to this Agreement is herein called the "Issuance Period".

     2B(3). Request for Purchase. The Company many from time to time during the Issuance Period make requests for purchases of Shelf Notes (each such request being herein called a "Request for Purchase"). Each Request for Purchase shall be made to Prudential by telecopier or overnight delivery service, and shall (i) specify the aggregate principal amount of Shelf Notes covered thereby, which shall not be less than $5,000,000 and not be greater than the Available Facility Amount at the time such Request for Purchase is made, (ii) specify the principal amounts, final maturities, principal prepayment dates and amounts and interest payment periods (quarterly or semi-annual in arrears) of the Shelf Notes covered thereby, (iii) specify the use of proceeds of such Shelf Notes, (iv) specify the proposed day for the closing of the purchase and sale of such Shelf Notes, which shall be a Business Day during the Issuance Period not less than 5 Business Days and not more than 30 Business Days after the making of such Request for Purchase, (v) specify the number of the account and the name and address of the depository institution to which the purchase prices of such Shelf Notes are to be transferred on the Closing Day for such purchase and sale, (vi) certify that the representations and warranties contained in paragraph 8 are true on and as of the date of such Request for Purchase (except to the extent caused by the transactions herein contemplated) and that there exists on the date of such Request for Purchase no Event of Default or Default, (vii) specify the Designated Spread for such Shelf Notes and (viii) be substantially in the form of Exhibit C attached hereto. Each Request for Purchase shall be in writing and shall be deemed made when received by Prudential.

     2B(4). Rate Quotes. Not later than two Business Days after the Company shall have given Prudential a Request for Purchase pursuant to paragraph 2B(3), Prudential may, but shall be under no obligation to, provide to the Company by telephone or telecopier, in each case between 9:30 A.M. and 1:30 P.M. New York City local time (or such later time as Prudential may elect) interest rate quotes for the several principal amounts, maturities, principal prepayment schedules, and interest payment periods of Shelf Notes specified in such Request for Purchase. Each quote shall represent the interest rate per annum payable on the outstanding principal balance of such Shelf Notes at which Prudential or a Prudential Affiliate would be willing to purchase such Shelf Notes at 100% of the principal amount thereof.

     2B(5). Acceptance. Within 5 minutes after Prudential shall have provided any interest rate quotes pursuant to paragraph 2B(4) or such shorter period as Prudential may specify to the Company (such period herein called the "Acceptance Window"), the Company may, subject to paragraph 2B(6), elect to accept such interest rate quotes as to not less than $5,000,000 aggregate principal amount of the Shelf Notes specified in the related Request for Purchase. Such election shall be made by an Authorized Officer of the Company notifying Prudential by telephone or telecopier within the Acceptance Window that the Company elects to accept such interest rate quotes, specifying the Shelf Notes (each such Shelf Note being herein called an "Accepted Note") as to which such acceptance (herein called an "Acceptance") relates. The day the Company notifies an Acceptance with respect to any Accepted Notes is herein called the "Acceptance Day" for such Accepted Notes. Any interest rate quotes as to which Prudential does not receive an Acceptance within the Acceptance Window shall expire, and no purchase or sale of Shelf Notes hereunder shall be made based on such expired interest rate quotes. Subject to paragraph 2B(6) and the other terms and conditions hereof, the Company agrees to sell to Prudential or a Prudential Affiliate, and Prudential agrees to purchase, or to cause the purchase by a Prudential Affiliate of, the Accepted Notes at 100% of the principal amount of such Notes. As soon as practicable following the Acceptance Day, the Company, Prudential and each Prudential Affiliate which is to purchase any such Accepted Notes will execute a confirmation of such Acceptance substantially in the form of Exhibit D attached hereto (herein called a "Confirmation of Acceptance"). If the Company should fail to execute and return to Prudential within three Business Days following receipt thereof a Confirmation of Acceptance with respect to any Accepted Notes, Prudential may at its election at any time prior to its receipt thereof cancel the closing with respect to such Accepted Notes by so notifying the Company in writing.

     2B(6). Market Disruption. Notwithstanding the provisions of paragraph 2B(5), if Prudential shall have provided interest rate quotes pursuant to paragraph 2B(4) and thereafter prior to the time an Acceptance with respect to such quotes shall have been notified to Prudential in accordance with paragraph 2B(5) the domestic market for U.S. Treasury securities or derivatives shall have closed or there shall have occurred a general suspension, material limitation, or significant disruption of trading in securities generally on the New York Stock Exchange or in the domestic market for U.S. Treasury securities or derivatives, then such interest rate quotes shall expire, and no purchase or sale of Shelf Notes hereunder shall be made based on such expired interest rate quotes. If the Company thereafter notifies Prudential of the Acceptance of any such interest rate quotes, such

Acceptance shall be ineffective for all purposes of this Agreement, and Prudential shall promptly notify the Company that the provisions of this paragraph 2B(6) are applicable with respect to such Acceptance.

     2B(7). Facility Closings. Not later than 11:30 A.M. (New York City local time) on the Closing Day for any Accepted Notes, the Company will deliver to each Purchaser listed in the Confirmation of Acceptance relating thereto at the offices of Prudential Capital Group, Four Embarcadero Center, Suite 2700, San Francisco, California 94111, the Accepted Notes to be purchased by such Purchaser in the form of one or more Notes in authorized denominations as such Purchaser may request for each Series of Accepted Notes to be purchased on the Closing Day, dated the Closing Day and registered in such Purchaser's name (or in the name of its nominee), against payment of the purchase price thereof by transfer of immediately available funds for credit to the Company's account specified in the Request for Purchase of such Notes. If the Company fails to tender to any Purchaser the Accepted Notes to be purchased by such Purchaser on the scheduled Closing Day for such Accepted Notes as provided above in this paragraph 2B(7), or any of the conditions specified in paragraph 3 shall not have been fulfilled by the time required on such scheduled Closing Day, the Company shall, prior to 1:00 P.M., New York City local time, on such scheduled Closing Day notify Prudential (which notification shall be deemed received by each Purchaser) in writing whether (i) such closing is to be rescheduled (such rescheduled date to be a Business Day during the Issuance Period not less than one Business Day and not more than 30 Business Days after such scheduled Closing Day (the "Rescheduled Closing Day")) and certify to Prudential (which certification shall be for the benefit of each Purchaser) that the Company reasonably believes that it will be able to comply with the conditions set forth in paragraph 3 on such Rescheduled Closing Day and that the Company will pay the Delayed Delivery Fee in accordance with paragraph 2B(8)(iii) or (ii) such closing is to be canceled. In the event that the Company shall fail to give such notice referred to in the preceding sentence, Prudential (on behalf of each Purchaser) may at its election, at any time after 1:00 P.M., New York City local time, on such scheduled Closing Day, notify the Company in writing that such closing is to be canceled. Notwithstanding anything to the contrary appearing in this Agreement, the Company may not elect to reschedule a closing with respect to any given Accepted Notes on more than one occasion, unless Prudential shall have otherwise consented in writing.

     2B(8).  Fees.

     2B(8)(i). Structuring Fee; Rate Reduction Fee; Credit Adjustment Fee. In consideration for the time, effort and expense involved in the preparation, negotiation and execution of this Agreement, the Company shall pay to Prudential on the Series C Closing Day in immediately available funds a fee (herein called the "Structuring Fee") in the amount of (a) $234,000 less (b) the amount of fees and expenses paid by the Company pursuant to paragraph 3A(6) hereof. In consideration of the agreement by Prudential to change the rate of interest on the Existing 7.21% Notes, the Company shall pay to Prudential on the Series C Closing Day a fee (herein called the "Rate Reduction Fee") in the amount of $141,735.07. In consideration of the agreement by Prudential to accept the assumption by Varian, Inc. of obligations being assumed by Varian, Inc.

pursuant to paragraph 2A(1) of the Varian, Inc. Amended and Restated Note Agreement and the release of the Company from the obligations assumed by Varian, Inc., the Company shall pay Prudential on the Series C Closing Day in immediately available funds a fee (herein called the "Credit Adjustment Fee") in the amount of $992,244.

     2B(8)(ii). Issuance Fee. The Company will pay to Prudential in immediately available funds a fee (herein called the "Issuance Fee") on each Closing Day (other than the Series C Closing Day or any other Closing Day which occurs prior to the date which is three months after the Series C Closing Day) in an amount equal to 0.15% of the aggregate principal amount of Notes sold on such Closing Day.

     2B(8)(iii). Delayed Delivery Fee. If the closing of the purchase and sale of any Accepted Note is delayed for any reason beyond the original Closing Day for such Accepted Note, the Company will pay to Prudential (a) on the Cancellation Date or actual closing date of such purchase and sale and (b) if earlier, the next Business Day following 90 days after the Acceptance Day for such Accepted Note and on each Business Day following 90 days after the prior payment hereunder, a fee (herein called the "Delayed Delivery Fee") calculated as follows:

                           (BEY - MMY) X DTS/360 X PA

where "BEY" means Bond Equivalent Yield, i.e., the bond equivalent yield per annum of such Accepted Note; "MMY" means Money Market Yield, i.e., the yield per annum on a commercial paper investment of the highest quality selected by Prudential on the date Prudential receives notice of the delay in the closing for such Accepted Note having a maturity date or dates the same as, or closest to, the Rescheduled Closing Day or Rescheduled Closing Days (a new alternative investment being selected by Prudential each time such closing is delayed); "DTS" means Days to Settlement, i.e., the number of actual days elapsed from and including the original Closing Day with respect to such Accepted Note (in the case of the first such payment with respect to such Accepted Note) or from and including the date of the next preceding payment (in the case of any subsequent delayed delivery fee payment with respect to such Accepted Note) to but excluding the date of such payment; and "PA" means Principal Amount, i.e., the principal amount of the Accepted Note for which such calculation is being made. In no case shall the Delayed Delivery Fee be less than zero. Nothing contained herein shall obligate any Purchaser to purchase any Accepted Note on any day other than the Closing Day for such Accepted Note, as the same may be rescheduled from time to time in compliance with paragraph 2B(7).

     2B(8)(iv). Cancellation Fee. If the Company at any time notifies Prudential in writing that the Company is canceling the closing of the purchase and sale of any Accepted Note, or if Prudential notifies the Company in writing under the circumstances set forth in the last sentence of paragraph 2B(5) or the penultimate sentence of paragraph 2B(7) that the closing of the purchase and sale of such Accepted Note is to be canceled, or if the closing of the purchase and sale of such Accepted Note is not consummated on or prior to the last day of the Issuance Period (the date of any such notification, or the last day of the Issuance Period, as the case may be, being herein called the

"Cancellation Date"), the Company will pay to Prudential in immediately available funds an amount (the "Cancellation Fee") calculated as follows:

                                    PI X PA

where "PI" means Price Increase, i.e., the quotient (expressed in decimals) obtained by dividing (a) the excess of the ask price (as determined by Prudential) of the Hedge Treasury Note(s) on the Cancellation Date over the bid price (as determined by Prudential) of the Hedge Treasury Notes(s) on the Acceptance Day for such Accepted Note by (b) such bid price; and "PA" has the meaning ascribed to it in paragraph 2B(8)(iii). The foregoing bid and ask prices shall be as reported by Bridge Telerate Services (Telerate) (or, if such data for any reason ceases to be available through Bridge Telerate Services (Telerate), any publicly available source of similar market data). Each price shall be based on a U.S. Treasury security having a par value of $100.00 and shall be rounded to the second decimal place. In no case shall the Cancellation Fee be less than zero.

     3.  CONDITIONS OF CLOSING.

     3A. Conditions to Amendments and Restatements, Release of Company and Issuance of Series C Notes. The effectiveness of the amendment and restatement of the $12,500,000 principal amount of Existing 7.21% Notes pursuant to paragraph 2A(1) hereof, the amendment to the maturity date of the Existing 6.70% Notes and the amendment and restatement of the $25,000,000 principal amount of the Existing 6.70% Notes pursuant to paragraph 2A(2) hereof, the amendment and restatement of the 1992 Note Agreement and the 1996 Note Agreement and the release of the Company from any obligations with respect to the Varian, Inc. Notes pursuant to paragraph 11S hereof and the obligation of Prudential to purchase and pay for the Series C Notes are subject to the satisfaction, on or before the Series C Closing Day, of (i) each of the conditions to the obligations to purchase and pay for the Series C Notes set forth in paragraph 3B hereof, and (ii) each of the following conditions:

     3A(1). Spin Off. All agreements and instruments relating to the Spin Off shall be in form and substance reasonably satisfactory to the Purchasers and shall have been duly executed and delivered by the parties thereto, the Purchasers shall have received copies of all such agreements and instruments together with an Officer's Certificate certify that such agreements and instrument are correct and complete, and the Spin Off shall have been consummated in accordance with the terms of such agreements and instruments.

     3A(2). Consummation of Sale of Series C Notes and Prepayment of Existing Notes. The Company shall have consummated the sale of the Series C Notes to the Purchasers in accordance with the terms hereof and, concurrently therewith, the Company shall have prepaid $14,000,000 principal amount of the Existing 7.49% Notes and $7,000,000 principal amount of the Existing 6.90% Notes, and together with such prepayment, shall have paid the accrued interest thereon to the date of prepayment and the Yield-Maintenance Amount (as defined in the 1992 Note Agreement), if any, with respect thereto, in accordance with paragraph 4A of the 1992 Note

Agreement. Notwithstanding the provisions of the 1992 Note Agreement, if the Company shall prepay such principal amounts of the Existing 7.49% Notes and Existing 6.90% Notes from the proceeds of the sale of the Series C Notes as contemplated by this Agreement, then, for the purposes of calculating such Yield-Maintenance Amount due on such prepayment, the "Reinvestment Yield", as defined in the 1992 Note Agreement, shall be 0.50% plus the amount of such Reinvestment Yield otherwise determined in accordance with definition thereof in the 1992 Note Agreement.

     3A(3). Payment of Accrued Interest. To the extent not paid pursuant to paragraph 3A(2), the Company shall have paid all accrued interest on the Existing 7.49% Notes, the Existing 6.90% Notes, the Existing 7.21% Notes and the Existing 6.70% Notes as of the Series C Closing Day.

     3A(4). Varian, Inc. Amended and Restated Note Agreement. Prudential and Varian, Inc shall have duly executed and delivered the Varian, Inc. Amended and Restated Note Agreement and the Varian, Inc. Amended and Restated Note Agreement shall be in full force and effect. All conditions to the effectiveness of the amendment and restatement of the 1992 Note Agreement and the 1996 Note Agreement, as they relate to the Varian Notes, under the Varian, Inc. Amended and Restated Note Agreement shall have been satisfied.

     3A(5). Restated Notes. Prudential shall have received the Series A Notes and the Series B Notes, as contemplated by paragraphs 2A(1) and 2A(2) hereof, duly executed and delivered by the Company.

     3A(6). Fees and Expenses. Without limiting the provisions of paragraph 11B hereof, the Company shall have paid the reasonable fees, charges and disbursements of special counsel to the Purchasers in connection with the transactions contemplated thereby.

3A(7). Securities Valuation Office Questionnaire. The Company will have delivered to the Purchasers a copy of the Company's response to the Year 2000 Due Diligence Questionnaire supplied by the Securities Valuation Office of the National Association of Insurance Commissioners.

     3B. Conditions to Purchase of Notes. The obligation of any Purchaser to purchase and pay for any Notes is subject to the satisfaction (i) on or before the Series C Closing Day, of each of the conditions set forth in paragraph 3A, and (ii) on or before the Closing Day for such Notes, of the following additional conditions:

     3B(1). Certain Documents. Such Purchaser shall have received the following, each dated the date of the applicable Closing Day:

          (i)  The Note(s) to be purchased by such Purchaser.

          (ii) Certified copies of the resolutions of the Boards of Directors of the Company authorizing the execution and delivery of this Agreement and the issuance of the Notes, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement and the Notes.

          (iii) Certificates of the Secretary or an Assistant Secretary and one other officer of the Company certifying the names and true signatures of the officers of the Company authorized to sign this Agreement and the Notes and the other documents to be delivered hereunder.

          (iv) Certified copies of the Charter and By-laws of the Company.

          (v) A favorable opinion from the general counsel of the Company (or such other counsel designated by the Company and acceptable to the Purchaser(s)) satisfactory to such Purchaser and substantially in the form of Exhibit E-1 (in the case of the Series C Notes) or E-2 (in the case of any Shelf Notes) attached hereto and as to such other matters as such Purchaser may reasonably request. The Company hereby directs each such counsel to deliver such opinion, agrees that the issuance and sale of any Notes will constitute a reconfirmation of such direction, and understands and agrees that each Purchaser receiving such an opinion will and is hereby authorized to rely on such opinion.

          (vi) Good standing certificates for the Company from the Secretaries of State of Delaware and California dated as of a recent date and such other evidence of the status of the Company as such Purchaser may reasonably request.

          (vii) In the case of Closing Days other than the Series C Closing Day, additional documents or certificates with respect to legal matters or corporate or other proceedings related to the transactions contemplated hereby as may be reasonably requested by such Purchaser at least two Business Days prior to the Closing Day.

     3B(2). Opinion of Purchaser's Special Counsel. Such Purchaser shall have received from James F. Evert, Assistant General Counsel of Prudential or such other counsel who is acting as special counsel for it in connection with this transaction, a favorable opinion satisfactory to such Purchaser as to such matters incident to the matters herein contemplated as it may reasonably request.

     3B(3). Representations and Warranties; No Default. The representations and warranties of the Company contained in paragraph 8 hereof shall be true on and as of such Closing Day, except to the extent of changes caused by the transactions herein contemplated; there shall exist on such Closing Day no Event of Default or Default; and the Company shall have delivered to such Purchaser an Officer's Certificate, dated such Closing Day, to both such effects.

     3B(4). Purchase Permitted by Applicable Laws. The purchase of and payment for the Notes to be purchased by such Purchaser on the terms and conditions herein provided (including the use of the proceeds of such Notes by the Company) shall not violate any applicable law or governmental regulation (including, without limitation, Section 5 of the Securities Act or Regulation T, U or X of the Board of Governors of the Federal Reserve System) and shall not subject such Purchaser to any tax, penalty, liability or other onerous condition under or pursuant to any applicable law or governmental regulation, and such Purchaser shall have received such certificates or other evidence as it may request to establish compliance with this condition.

     3B(5). Payment of Fees. The Company shall have paid to Prudential any fees due it pursuant to or in connection with this Agreement, including the Structuring Fee, the Rate Reduction Fee and the Credit Adjustment Fee due pursuant to paragraph 2B(8)(i), any Issuance Fee due pursuant to paragraph 2B(8)(ii) and any Delayed Delivery Fee due pursuant to paragraph 2B(8)(iii).

     4. PREPAYMENTS. The Series A Notes, the Series B Notes, the Series C Notes and any Shelf Notes shall be subject to required prepayment as and to the extent provided in paragraphs 4A and 4B, respectively. The Series A Notes, the Series B Notes, the Series C Notes and any Shelf Notes shall also be subject to prepayment under the circumstances set forth in paragraph 4C.

     4A. Required Prepayments of Series A Notes, Series B Notes and Series C Notes.

     4A(1). Required Prepayments of Series A Notes. Until the Series A Notes shall be paid in full, the Company shall apply to the prepayment of the Series A Notes, without Yield Maintenance Amount, the sum of $2,500,000 on April 2 in each year, commencing April 2, 2006 through and including April 2, 2009, and such principal amounts of the Series A Notes, together with interest accrued thereon to the payment dates, shall become due on such payment dates. The remaining unpaid principal amount of the Series A Notes, together with interest accrued thereon, shall become due on the maturity date of the Series A Notes.

     4A(2). Required Prepayments of Series B Notes. Until the Series B Notes shall be paid in full, the Company shall apply to the prepayment of the Series B Notes, without Yield-Maintenance Amount, the sum of $6,250,000 on each of April 30, 2008, April 30, 2010 and April 30, 2012, and such principal amounts of the Series B Notes, together with interest accrued thereon to the payment dates, shall become due on such payment dates. The remaining unpaid principal amount of the Series B Notes, together with interest accrued thereon, shall become due on the maturity date of the Series B Notes.

     4A(3). Required Prepayments of Series C Notes. Until the Series C Notes shall be paid in full, the Company shall apply to the prepayment of the Series C Notes, without Yield-Maintenance Amount, the sum of $5,250,000 on each of April 2, 2005, April 2, 2007 and April 2,

2009, and such principal amounts of the Series C Notes, together with interest accrued thereon to the payment dates, shall become due on such payment dates. The remaining unpaid principal amount of the Series C Notes, together with interest accrued thereon, shall become due on the maturity date of the Series C Notes.

     4B. Required Prepayments of Shelf Notes. Each Series of Shelf Notes shall be subject to the required prepayments, if any, set forth in the Notes of such Series.

     4C. Optional Prepayment With Yield-Maintenance Amount. The Notes of each Series shall be subject to prepayment, in whole at any time or from time to time in part (in integral multiples of $100,000 and in a minimum amount of $1,000,000), at the option of the Company, at 100% of the principal amount so prepaid plus interest thereon to the prepayment date and the Yield-Maintenance Amount, if any, with respect to each such Note. Notwithstanding paragraphs 4A(1), 4A(2), 4A(3) and 4B, upon any partial prepayment of Notes of a Series pursuant to this paragraph 4C, the principal amount of each required prepayment of the Notes of such Series under paragraph 4A(1), 4A(2), 4A(3) or 4B, as the case may be, becoming due after the date of such prepayment shall be reduced in the same proportion as the aggregate unpaid principal amount of the Notes of such Series is reduced as a result of such prepayment pursuant to this paragraph 4C.

     4D. Notice of Optional Prepayment. The Company shall give the holder of each Note of a Series to be prepaid pursuant to paragraph 4C irrevocable written notice of such prepayment not less than 5 Business Days prior to the prepayment date, specifying such prepayment date, the aggregate principal amount of the Notes of such Series to be prepaid on such date, the principal amount of the Notes of such Series held by such holder to be prepaid on that date and that such prepayment is to be made pursuant to paragraph 4C. Notice of prepayment having been given as aforesaid, the principal amount of the Notes specified in such notice, together with interest thereon to the prepayment date and together with the Yield-Maintenance Amount, if any, herein provided, shall become due and payable on such prepayment date. The Company shall, on or before the day on which it gives written notice of any prepayment pursuant to paragraph 4C, give telephonic notice of the principal amount of the Notes to be prepaid and the prepayment date to each Significant Holder which shall have designated a recipient for such notices in the Purchaser Schedule attached hereto or in the applicable Confirmation of Acceptance or by notice in writing to the Company.

     4E. Application of Prepayments. In the case of each prepayment of less than the entire unpaid principal amount of all outstanding Notes of any Series pursuant to paragraph 4A, 4B or 4C, the amount to be prepaid shall be applied pro rata to all outstanding Notes of such Series according to the respective unpaid principal amounts thereof.

     4F. Retirement of Notes. The Company shall not, and shall not permit any of its Subsidiaries or Affiliates to, prepay or otherwise retire in whole or in part prior to their stated final maturity (other than by prepayment pursuant to paragraph 4A, 4B or 4C or upon acceleration of such final maturity pursuant to paragraph 7A), or purchase or otherwise acquire, directly or indirectly, Notes of any Series held by any holder.

     5. AFFIRMATIVE COVENANTS. During the Issuance Period and so long thereafter as any Note is outstanding and unpaid, the Company covenants as follows:

     5A. Financial Statements; Notice of Defaults. The Company covenants that it will deliver to each Significant Holder in duplicate:

          (i) as soon as practicable and in any event within 45 days after the end of each of the first three quarterly periods in each fiscal year, consolidated statements of earnings, cash flows and shareholders' equity of the Company and its Subsidiaries for the period from the beginning of the current fiscal year to the end of such quarterly period, and a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarterly period, setting forth in each case in comparative form figures for the corresponding period in the preceding fiscal year, all in reasonable detail and certified by an authorized financial officer of the Company, subject to changes resulting from year-end adjustments; provided,
                                                                      --------
     however, that delivery pursuant to clause (iii) below of copies of the
     -------
     Quarterly Report on Form 10-Q of the Company for such quarterly period filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this clause (i);

          (ii) as soon as practicable and in any event within 90 days after the end of each fiscal year, consolidated statements of earnings, cash flows and shareholders' equity of the Company and its Subsidiaries for such year, and a consolidated balance sheet of the Company and its Subsidiaries as at the end of such year, setting forth in each case in comparative form corresponding consolidated figures from the preceding annual audit, all in reasonable detail and satisfactory in form to the Required Holder(s) and containing an unqualified opinion by independent nationally recognized public accountants selected by the Company; provided, however, that
                                                 --------  -------
     delivery pursuant to clause (iii) below of copies of the Annual Report on Form 10-K of the Company for such fiscal year filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this clause (ii);

          (iii) promptly upon transmission thereof, copies of all such financial statements, proxy statements, notices and reports as it shall send to its stockholders and copies of all registration statements (without exhibits and exclusive of any registration statement on From S-8 or any successor thereto) and all reports which it files with the Securities and Exchange Commission (or any governmental body or agency succeeding to the functions of the Securities and Exchange Commission);

          (iv) promptly upon any amendment or other modification thereof which changes the types or amounts of investments or classes of investments permitted thereby, a copy of the Investment Policy reflecting such amendment or other modification; and

          (v) with reasonable promptness, such other financial data as such Significant Holder may reasonably request.

Together with each delivery of financial statements required by clauses (i) and
(ii) above, the Company will deliver to each Significant Holder an Officer's Certificate demonstrating (with computations in reasonable detail) compliance by the Company and its Subsidiaries with the provisions of paragraphs 6A, 6B, 6C(2) and 6C(3) and stating that there exists no Event of Default or Default, or, if any Event of Default or Default exists, specifying the nature and period of existence thereof and what action the Company proposes to take with respect thereto. Together with each delivery of financial statements required by clause
(ii) above, the Company will deliver to each Significant Holder a certificate of such accountants stating that, in making the audit necessary for their report on such financial statements, they have obtained no knowledge of any Event of Default or Default, or, if they have obtained knowledge of any Event of Default or Default, specifying the nature and period of existence thereof. Such accountants, however, shall not be liable to anyone by reason of their failure to obtain knowledge of any Event of Default or Default which would not be disclosed in the course of such audit.

          The Company also covenants that immediately after any Designated Officer obtains knowledge of an Event of Default or Default, it will deliver to each Significant Holder an Officer's Certificate specifying the nature and period of existence thereof and what action the Company proposes to take with respect thereto.

     5B. Information Required by Rule 144A. The Company covenants that it will, upon the request of the holder of any Note, provide such holder, and any qualified institutional buyer designated by such holder, such financial and other information as such holder may reasonably determine to be necessary in order to permit compliance with the information requirements of Rule 144A under the Securities Act in connection with the resale of Notes, except at such times as the Company is subject to and in compliance with the reporting requirements of section 13 or 15(d) of the Exchange Act. For the purpose of this paragraph 5B, the term "qualified institutional buyer" shall have the meaning specified in Rule 144A under the Securities Act.

     5C. Inspection of Property. The Company covenants that it will permit any Person designated by any Significant Holder in writing, at such Significant Holder's expense, to visit and inspect any of the properties of the Company and its Subsidiaries, to examine the corporate books and financial records of the Company and its Subsidiaries and make copies thereof or extracts therefrom (provided making copies or taking extracts of any such documents with the consent of the Company is not prohibited by any federal, state or local law) and to discuss the affairs, finances and accounts of any of such corporations with
(x) the principal officers of the Company and (y) during the pendency of an Event of Default and so long as an officer of the Company is provided an opportunity to attend, its independent public accountants, all at such reasonable times and as often as such Significant Holder may reasonably request; provided, however, that (i) the foregoing provisions of this paragraph 5C shall be subject to compliance with applicable security regulations of the United States Government, (ii) matters which the Company in good faith has determined are subject to the attorney/client privilege, information from third parties which the Company is required to maintain as confidential and confidential research and design information of the Company or of any Subsidiary shall not be subject to such inspection, examination, copying and discussion and (iii) disclosure of any other material non-public information of the Company or its Subsidiaries requested by such Person may be conditioned upon such Person's execution and delivery of a confidentiality agreement in the form of Exhibit F-1 (in the case of Prudential or any Prudential Affiliate) or in the form of Exhibit F-2 or such other form as is reasonably satisfactory to the Company and such Person (in the case of any other holder of Notes).

     5D. Covenant to Secure Notes Equally. The Company covenants that, if it or any Subsidiary shall create or assume any Lien upon any of its property or assets, whether now owned or hereafter acquired, other than Liens permitted by the provisions of paragraph 6C(1) (unless prior written consent to the creation or assumption thereof shall have been obtained pursuant to paragraph 11C), it will, if requested by the Required Holders, make or cause to be made effective provision whereby the Notes will be secured by such Lien equally and ratably with any and all other Funded Debt thereby secured so long as any such other Funded Debt shall be so secured.

     5E. Maintenance of Insurance. The Company covenants that it will, and will cause its Subsidiaries to, maintain insurance in such amounts and against such hazards and liabilities as customarily is maintained by other companies operating similar businesses and, from time to time, upon the written request of any Significant Holder, will deliver an Officer's Certificate specifying the details of such insurance then in effect.

     5F. Compliance with Laws. The Company covenants that it will, and will cause each of the Subsidiaries to, comply in a timely fashion with, or operate pursuant to valid waivers of the provisions of, all applicable statutes, rules, regulations and orders of all federal, state, local and foreign governments, courts, agencies or regulatory bodies, including all Environmental Laws, except where noncompliance would not materially adversely affect the business, condition (financial or otherwise) or operations of the Company and the Subsidiaries taken as a whole.

     6. NEGATIVE COVENANTS. During the Issuance Period and so long thereafter as any Note or other amount due hereunder is outstanding and unpaid, the Company covenants as follows:

     6A. Certain Financial Requirements. The Company covenants that it will not permit:

          (i) Consolidated Working Capital at any time to be less than $50,000,000;

          (ii) the ratio of (A) the sum of Consolidated Cash and Cash Equivalents plus Consolidated Receivables to (B) Consolidated Current Liabilities at any time to be less than 50%; or

          (iii) the ratio of (A) the sum of (1) Consolidated Net Earnings plus
     (2) Consolidated income taxes plus (3) Consolidated Interest Expense to (B) Consolidated Interest Expense for the five immediately preceding consecutive fiscal quarters at any time to be less than 300%.

     6B. Dividend Limitation. The Company covenants that it will not and will not permit any Subsidiary to (i) pay or declare any dividend on any class of its stock, or make any other distribution on account of any class of its stock (other than the distribution of the stock of Varian, Inc. to the stockholders of the Company in the Spin-Off), or (ii) redeem, purchase or otherwise acquire, directly or indirectly, any shares of its stock (all of the foregoing being herein called "Restricted Payments") except any such Restricted Payment which, when added to all prior Restricted Payments made by the Company or any Subsidiary after September 30, 1998, does not exceed Consolidated Net Earnings Available for Restricted Payments. There shall not be included in Restricted Payments (i) dividends paid, or distributions made, in its own stock by the Company or a Subsidiary; (ii) exchanges of stock of one or more classes of the Company or a Subsidiary for its common stock or for its stock of the same class, except to the extent that cash or other value is involved in such exchange;
(iii) the cost of stock of the Company repurchased by the Company in any year for the issuance of new stock to employees and directors under the employee stock plans and programs described in the Company's proxy statement dated January 16, 1992, and any successor or replacement programs, but not to exceed the proceeds received by the Company from the issuance of stock under such plans and programs during such year; or (iv) dividends or distributions paid by a Subsidiary to the Company. The term "stock" as used in this paragraph 6B shall include warrants, rights or options to purchase stock.

     6C. Lien, Funded Debt and Other Restrictions. The Company covenants that it will not and will not permit any Subsidiary to:

     6C(1). Liens. Create, assume or suffer to exist at any time any Lien upon any of its property or assets, whether now owned or hereafter acquired (whether or not provision is made for the equal and ratable securing of the Note in accordance with the provisions of paragraph 5C), except

          (i) Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with generally accepted accounting principles;

          (ii) other Liens incidental to the conduct of its business or the ownership of its property and assets which were not incurred in connection with the borrowing of money or the obtaining of advances or credit, and which do not in the aggregate materially detract from the value of its property or assets or materially impair the use thereof in the operation of its business;

          (iii) Liens on property or assets of a Subsidiary to secure obligations of such Subsidiary to the Company or another Subsidiary; and

          (iv) any Lien on property of the Company or any Subsidiary securing Funded Debt permitted by paragraph 6C(2), provided that Funded Debt secured by all such Liens shall not at any time exceed 15% of Consolidated Tangible Net Worth;

     6C(2). Consolidated Funded Debt. Create, incur, assume or suffer to exist at any time any Funded Debt, except to the extent that (i) Consolidated Funded Debt is less than or equal to 55% of Consolidated Tangible Gross Worth, (ii) Consolidated Funded Debt secured by Liens is less than or equal to 15% of Consolidated Tangible Net Worth, and (iii) Funded Debt of Subsidiaries (including Guarantees of Funded Debt of the Company) to Persons other than the Company or another Subsidiary is less than or equal to 10% of Consolidated Tangible Net Worth;

     6C(3). Loans, Advances, Investments and Contingent Liabilities. Make or permit to remain outstanding any loan or advance to, or Guarantee, endorse or otherwise voluntarily be or become contingently liable, directly or indirectly, in connection with the obligations, stock or dividends of, or own, purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any Person (provided that for purposes of this Agreement down payments and progress payments in the ordinary course of business shall not be considered as advances), except that the Company or any Subsidiary may:

          (i) make or permit to remain outstanding loans or advances to any Subsidiary,

          (ii) own, purchase or acquire stock, obligations or securities of a Subsidiary, or of a corporation which immediately after such purchase or acquisition will be a Subsidiary,

          (iii) acquire and own stock, obligations or securities received in settlement of debts (created in the ordinary course of business) owing to the Company or any Subsidiary,

          (iv) endorse negotiable instruments for collection in the ordinary course of business,

          (v) make or permit to remain outstanding (A) travel advances in the ordinary course of business to, and (B) loans and Guarantees pursuant to employee relocation and housing programs approved by the Company's Board of Directors to or on behalf of, officers and employees of the Company or any Subsidiary,

          (vi) Guarantee obligations of other Persons, provided the Funded Debt represented by such Guarantees does not violate any provision of this Agreement, including paragraph 6C(2),

          (vii) make investments as permitted by the investment policy (the "Investment Policy") adopted by the Board of Directors of the Company and which is attached hereto as Exhibit G, as amended from time to time,

          (viii)  make Restricted Payments in compliance with paragraph 6B,

          (ix) guarantee obligations of Varian, Inc. and VSEA constituting "shared liabilities" as that term is defined in the Amended and Restated Distribution Agreement, dated as of January 14, 1999 by and among the Company, Varian, Inc. and VSEA, and

          (x) make other loans, advances and investments, provided that the aggregate dollar amount thereof shall not at any time exceed 20% of Consolidated Tangible Net Worth;

     6C(4). Sale of Stock and Funded Debt of Subsidiaries. Sell, issue or otherwise dispose of any shares of stock (other than director's or shareholder's qualifying shares) or Funded Debt of any Subsidiary, except (i) to the Company or another Subsidiary, (ii) that all shares of stock and Funded Debt of any Subsidiary at the time owned by or owed to the Company and all Subsidiaries may be sold as an entirety for a consideration which represents the fair value (as determined in good faith by the Board of Directors of the Company) at the time of sale of the shares of stock and Funded Debt so sold, provided that such sale shall be subject to and shall not violate paragraph 6C(5), and further provided that, at the time of such sale, such Subsidiary shall not own, directly or indirectly, any shares of stock or Funded Debt of any other Subsidiary (unless all of the shares of stock and Funded Debt of such other Subsidiary owned, directly or indirectly, by the Company and all Subsidiaries are simultaneously being sold as permitted by this paragraph 6C(4)) and (iii) less than all shares of stock in a Subsidiary may be sold for a consideration of not less than fair value (as determined in good faith by the Board of Directors of the Company) so long as the Company's remaining investment in such former Subsidiary is treated as an investment and can be held in compliance with paragraph 6C(3);

     6C(5). Merger and Sale of Assets. Enter into any transaction of merger or consolidation with any other corporation or sell, lease or transfer or otherwise dispose of all or a substantial part of its assets to any Person, except that

          (i) any Subsidiary wholly-owned by the Company may merge with the Company (provided that the Company shall be the continuing or surviving corporation) or with any one or more other Subsidiaries,

          (ii) any Subsidiary may sell, lease, transfer or otherwise dispose of (collectively, "Transfer") any of its assets to the Company or another Subsidiary,

          (iii) any Subsidiary may Transfer all or substantially all of its assets subject to the conditions specified in paragraphs 6C(4)(ii) and the remainder of this 6C(5) with respect to the sale of the stock of such Subsidiary,

          (iv) the Company may merge or consolidate with any other corporation provided that the Company shall be the continuing or surviving corporation and that immediately after such merger or consolidation, there shall exist no Event of Default or Default under this Agreement, and

          (v) the Company or any Subsidiary may Transfer any of its assets provided that (x) the book value of all such assets Transferred, together with the book value of all shares of stock and Funded Debt of any Subsidiary Transferred pursuant to the provisions of paragraph 6C(4) and assets Transferred pursuant to clause (iii) of this paragraph 6C(5), in any fiscal year does not exceed 20% of Consolidated Tangible Net Worth as of the last day of the immediately preceding fiscal year, and (y) the assets, including any assets Transferred pursuant to clause (iii) of this paragraph 6C(5) and any Subsidiary Transferred pursuant to the provisions of paragraph 6C(4), Transferred in any fiscal year shall have contributed less than 10% of the average amount of Consolidated Net Earnings for the three fiscal years immediately preceding the fiscal year in which such determination takes place;

provided, however, that notwithstanding any provision of paragraphs 6C(4) and 6C(5) to the contrary, (A) the Company and its Subsidiaries shall not Transfer assets, on a cumulative basis from the date of this Agreement, either with a book value in excess of 40% of Consolidated Tangible Net Worth (measured as of the last day of the fiscal year immediately preceding the fiscal year in which such determination takes place) or that contributed Consolidated Net Earnings (calculated as set forth in clause (v) (y) above) in excess of 20% of Consolidated Net Earnings for the three fiscal years immediately preceding the fiscal year in which such determination takes place, and (B) the Company may discontinue the operation of, or sell, any division of its business or any Subsidiary if such division or Subsidiary is unprofitable and the Board of Directors of the Company in good faith has determined that the business of such division or Subsidiary should be so discontinued or otherwise abandoned;

     6C(6). Sale or Discount of Receivables. Discount or sell with recourse, or sell for less than the face value thereof, any of its notes or accounts receivable, except that the Company or any Subsidiary may (i) sell notes or
            ------
accounts receivable with recourse provided that the aggregate face amount of such notes and accounts receivable sold in any fiscal year does not exceed 5% of Consolidated gross sales for the fiscal year then most recently ended, and (ii) discount notes or accounts receivable provided that the amount of such discount reflects only customary finance charges paid by the Company or such Subsidiary in the normal course of business;

     6C(7). Transactions with Stockholders. Directly or indirectly, purchase, acquire or lease any property from, or Transfer any property to, or otherwise deal with, in the ordinary course of business or otherwise (i) any Affiliate or
(ii) any Substantial Stockholder, except that (a) the Company may sell to, or purchase (within the limitations of paragraph 6B) from, any such person shares of the Company's stock, (b) such acts and transactions prohibited by this paragraph 6C(7) may be performed or engaged in if made upon terms not less favorable than if no such relationship described in clauses (i) and (ii) above existed, (c) the foregoing shall not apply to cash compensation, stock option and other stock-based incentive compensation, employee relocation and other employee benefit plans approved by the Company's Board of Directors, (d) the Company and its Subsidiaries may, in the ordinary course of business, directly or indirectly, purchase, acquire or lease property from, or Transfer property to, or otherwise deal with Affiliates provided that such transaction with any such Affiliate shall be not less favorable to the Company and its Subsidiaries than if such transactions were entered into with non-Affiliates and (e) the Company and Subsidiaries may engage in such transactions if approved by a majority of the outside, disinterested members of the Company's Board of Directors.

     7.  EVENTS OF DEFAULT.

     7A. Acceleration. If any of the following events shall occur and be continuing for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or otherwise):

          (i) the Company defaults in the payment of any principal of or Yield Maintenance Amount on any Note when the same shall become due, either by the terms thereof or otherwise as herein provided; or

          (ii) the Company defaults in the payment of any interest on any Note for more than 10 days after the date due; or

          (iii) the Company or any Subsidiary defaults (whether as primary obligor, as guarantor or other surety) in any payment of principal of or interest on any other obligation for money borrowed (or any Capitalized Lease Obligation, any obligation under a conditional sale or other title retention agreement, any obligation issued or assumed as full or partial payment for property whether or not secured by a purchase money mortgage or any obligation under notes payable or drafts accepted representing extensions of credit) beyond any period of grace provided with respect thereto, or the Company or any Subsidiary fails to perform or observe any other agreement, term or condition contained in any agreement under which any such obligation is created (or if any other event thereunder or under any such agreement shall occur and be continuing) and the effect of such failure or other event is to cause, or to permit the holder or holders of such obligation (or a trustee on behalf of such holder or holders) to cause, such obligation to become due (or to be repurchased by the Company or any Subsidiary) prior to any stated maturity, provided that
                                                                --------
the aggregate amount of all obligations as to which such a payment default shall occur and be continuing or such a failure or other event causing or permitting acceleration (or resale to the Company or any Subsidiary) shall occur and be continuing exceeds $5,000,000; or

          (iv) any representation or warranty made by the Company herein or by the Company or any of its officers in any writing furnished in connection with or pursuant to this Agreement shall be false in any material respect on the date as of which made; or

          (v) the Company fails to perform or observe any agreement contained in paragraph 6; or

          (vi) the Company fails to perform or observe any other agreement, term or condition contained herein and such failure shall not be remedied within 30 days after any Designated Officer obtains actual knowledge thereof; or

          (vii) the Company or any Subsidiary makes an assignment for the benefit of creditors or is generally not paying its debts as such debts become due; or

          (viii) any decree or order for relief in respect of the Company or any Subsidiary is entered under any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law, whether now or hereafter in effect (herein called the "Bankruptcy Law"), of any jurisdiction; or

          (ix) the Company or any Subsidiary petitions or applies to any tribunal for, or consents to, the appointment of, or taking possession by, a trustee, receiver, custodian, liquidator or similar official of the Company or any Subsidiary, or of any substantial part of the assets of the Company or any Subsidiary, or commences a voluntary case under the Bankruptcy Law of the United States or any proceedings (other than proceedings for the voluntary liquidation and dissolution of a Subsidiary) relating to the Company or any Subsidiary under the Bankruptcy Law of any other jurisdiction; or

          (x) any such petition or application is filed, or any such proceedings are commenced, against the Company or any Subsidiary and the Company or such Subsidiary by any act indicates its approval thereof, consent thereto or acquiescence therein, or an order, judgment or decree is entered appointing any such trustee, receiver, custodian, liquidator or similar official, or approving the petition in any such proceedings, and such order, judgment or decree remains unstayed and in effect for more than 30 days; or

          (xi) any order, judgment or decree is entered in any proceedings against the Company decreeing the dissolution of the Company and such order, judgment or decree remains unstayed and in effect for more than 60 days; or

          (xii) any order, judgment or decree is entered in any proceedings against the Company or any Subsidiary decreeing a split-up of the Company or such Subsidiary which requires the divestiture of assets with a book value, or the divestiture of the stock of a Subsidiary whose assets have a book value, in excess of 20% of Consolidated Tangible Net Worth (measured at the end of the fiscal year immediately preceding the fiscal year in which such divestiture occurs) or which requires the divestiture of assets, or stock of a Subsidiary, which shall have contributed in excess of 10% of the average amount of Consolidated Net Earnings for the three completed fiscal years immediately preceding the fiscal year in which such divestiture occurs, and such order, judgment or decree remains unstayed and in effect for more than 60 days; or

          (xiii) one or more final judgments in an aggregate amount in excess of $5,000,000 is rendered against the Company or any Subsidiary and, within 60 days after entry thereof, any such judgment is not discharged or execution thereof stayed pending appeal, or within 60 days after the expiration of any such stay, any such judgment is not discharged; or

          (xiv) if (a) any Plan shall fail to satisfy any applicable minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (b) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (c) the aggregate "amount of unfunded benefit liabilities" (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $1,000,000, (d) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (e) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (f) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (a) through (f) above, either individually or together with any other such event or events, would reasonably be expected to have a material adverse effect on the financial condition of the Company and its Subsidiaries taken as a whole;

then (a) if such event is an Event of Default specified in clause (i) or (ii) of this paragraph 7A, any holder of any Note may at its option during the continuance of such Event of Default, by notice in writing to the Company, declare all of the Notes held by such holder to be, and all of the Notes held by such holder shall thereupon be and become, immediately due and payable at par together with interest accrued thereon, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Company, (b) if such event is an Event of Default specified in clause (viii), (ix) or (x) of this paragraph 7A with respect to the Company, all of the Notes at the time outstanding shall automatically become immediately due and payable together with interest accrued thereon and together with the Yield-Maintenance Amount, if any, with respect to each Note, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Company, and (c) with respect to any event constituting an Event of Default, the Required Holder(s) of the Notes of any Series may at its or their option during the continuance of such Event of Default, by notice in writing to the Company, declare all of the Notes of such Series to be, and all of the Notes of such Series shall thereupon be and become, immediately due and payable together with interest accrued thereon and together with the Yield-Maintenance Amount, if any, with respect to each Note of such Series, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Company.

     7B. Rescission of Acceleration. At any time after any or all of the Notes of any Series shall have been declared immediately due and payable pursuant to paragraph 7A, the Required Holder(s) of the Notes of such Series may, by notice in writing to the Company, rescind and annul such declaration and its consequences if (i) the Company shall have paid all overdue interest on the Notes of such Series, the principal of and Yield-Maintenance Amount, if any, payable with respect to any Notes of such Series which have become due otherwise than by reason of such declaration, and interest on such overdue interest and overdue principal and Yield-Maintenance Amount at the rate specified in the Notes of such Series, (ii) the Company shall not have paid any amounts which have become due solely by reason of such declaration, (iii) all Events of Default and Defaults, other than non-payment of amounts which have become due solely by reason of such declaration, shall have been cured or waived pursuant to paragraph 11C, and (iv) no judgment or decree shall have been entered for the payment of any amounts due pursuant to the Notes of such Series or this Agreement. No such rescission or annulment shall extend to or affect any subsequent Event of Default or Default or impair any right arising therefrom.

     7C. Notice of Acceleration or Rescission. Whenever any Note shall be declared immediately due and payable pursuant to paragraph 7A or any such declaration shall be rescinded and annulled pursuant to paragraph 7B, the Company shall forthwith give written notice thereof to the holder of each Note of each Series at the time outstanding.

     7D. Other Remedies. If any Event of Default or Default shall occur and be continuing, the holder of any Note may proceed to protect and enforce its rights under this Agreement and such Note by exercising such remedies as are available to such holder in respect thereof under applicable law, either by suit in equity or by action at law, or both, whether for specific performance of any covenant or other agreement contained in this Agreement or in aid of the exercise of any power granted in this Agreement. No remedy conferred in this Agreement upon the holder of any Note is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at law or in equity or by statute or otherwise.

     8. REPRESENTATIONS, COVENANTS AND WARRANTIES. The Company represents, covenants and warrants as follows (all such representations, warranties and covenants being made both immediately before and after giving effect to the Spin Off and all references to "Subsidiary" and "Subsidiaries" in this paragraph 8 shall be deemed omitted if the Company has no Subsidiaries at the time the representations herein are made or repeated):

     8A. Organization. The Company is a corporation duly organized and existing in good standing under the laws of the State of Delaware, each Subsidiary is duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated, and the Company has and each Subsidiary has the corporate power to own its respective property and to carry on its respective business as now being conducted, and the Company is and each Subsidiary is duly qualified as a foreign corporation to do business and in good standing in every jurisdiction in which the nature of the respective business conducted by it makes such qualification necessary, excepting jurisdictions where failure to qualify would on a consolidated basis have no material effect on the Company. The issuance of any Notes pursuant to this Agreement is in compliance with the authorizing resolutions of the Board of Directors then in effect and will not result in the aggregate outstanding amount of Notes, debt obligations and other borrowings authorized by such resolutions, after giving effect to the issuance of, and application of the proceeds from, such Notes, to exceed the aggregate limitation contained in such authorizing resolutions.

     8B. Financial Statements. The Company has furnished each Purchaser of the Series C Notes and any Accepted Notes with the following financial statements, identified by a principal financial officer of the Company: (i) a consolidated balance sheet of the Company and its Subsidiaries as at the last day of each of the two fiscal years of the Company most recently completed prior to the date as of which this representation is made or repeated to such Purchaser (other than fiscal years completed within 90 days prior to such date for which audited financial statements have not been released) and consolidated statements of earnings, cash flows and shareholders' equity of the Company and its Subsidiaries for each such year, all reported on by PricewaterhouseCoopers LLP (or another nationally recognized independent accounting firm), (ii) a proforma consolidated balance sheet of the Company and its Subsidiaries after giving effect to the Spin-Off as of the last day of the fiscal year ending October 2, 1998 and proforma consolidated statements of earnings and cash flows of the Company and its Subsidiaries after giving effect to the Spin-Off for such year,
(iii) a consolidated balance sheet of the Company and its Subsidiaries as at the end of the quarterly period (if any) most recently completed prior to such date and after the end of such fiscal year (other than quarterly periods completed within 45 days prior to such date for which financial statements have not been released) and the comparable quarterly period in the preceding fiscal year and consolidated statements of earnings and cash flows for the periods from the beginning of the fiscal years in which such quarterly periods are included to the end of such quarterly periods, prepared by the Company. Such financial statements (including any related schedules and/or notes) are complete (subject, as to interim statements, to changes resulting from audits and year-end adjustments), have been prepared in accordance with generally accepted accounting principles consistently followed throughout the periods involved and show all liabilities, direct and contingent, of the Company and its Subsidiaries required to be shown in accordance with such principles. The balance sheets fairly present the condition of the Company and its Subsidiaries as at the dates thereof, and the statements of earnings, stockholders' equity and cash flows fairly present the results of the operations of the Company and its Subsidiaries and their cash flows for the periods indicated. Other than as a result of the Spin-Off, there has been no material adverse change in the business, property or assets, condition (financial or otherwise) or operations of the Company and its Subsidiaries taken as a whole since the end of the most recent fiscal year for which such audited financial statements have been furnished.

     8C. Actions Pending. There is no action, suit, investigation or proceeding pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries, or any properties or rights of the Company or any of its Subsidiaries, by or before any court, arbitrator or administrative or governmental body which could reasonably be expected to result in any material adverse change in the business, property or assets, condition (financial or otherwise) or operations of the Company and its Subsidiaries taken as a whole.

     8D. Outstanding Funded Debt. Neither the Company nor any of its Subsidiaries has outstanding any Funded Debt except as permitted by paragraph 6C(2). There exists no default under the provisions of any instrument evidencing such outstanding Funded Debt or of any agreement relating thereto.

     8E. Title to Properties. The Company has and each of its Subsidiaries has good and marketable title to its respective real properties (other than properties which it leases) and good title to all of its other respective properties and assets, other than any immaterial assets with respect to which it will diligently attempt to obtain good and marketable title after the Spin Off, in both cases to the extent material to the Company's Consolidated business, including the properties and assets reflected in the most recent audited balance sheet referred to in paragraph 8B (other than properties and assets disposed of in the ordinary course of business, properties and assets of Varian, Inc. and its Subsidiaries as of the date of the Spin-Off, properties and assets of VSEA and its Subsidiaries as of the Spin-Off and, to the extent disclosure thereof has been made in writing to Prudential, other properties and assets disposed of in compliance with the terms of this Agreement), subject to no Lien of any kind except Liens permitted by paragraph 6C(1). All leases necessary in any material respect for the conduct of the Consolidated business of the Company and its Subsidiaries are valid and subsisting and are in full force and effect.

     8F. Taxes. The Company has and each of its Subsidiaries has filed all federal, state and other income tax returns which, to the best knowledge of the officers of the Company and its Subsidiaries, are required to be filed, and each has paid all taxes as shown on such returns and on all assessments received by it to the extent that such taxes have become due and the failure to either file such returns or pay such taxes or assessments could have a material adverse effect on the Company and its Subsidiaries, taken as a whole, except such taxes as are being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with generally accepted accounting principles.

     8G. Conflicting Agreements and Other Matters. Neither the Company nor any of its Subsidiaries is a party to any contract or agreement or subject to any charter or other corporate restriction which materially and adversely affects the Company's Consolidated business, property or assets, condition (financial or otherwise) or operations. Neither the execution nor delivery of this Agreement or the Notes, nor the offering, issuance and sale of the Notes, nor fulfillment of nor compliance with the terms and provisions hereof and of the Notes (including, without limitation, the consummation of the Spin Off and the assumption by Varian, Inc. of certain of the obligations of the Company under the Existing 7.49% Notes, the Existing 6.90% Notes, the Existing 7.21% Notes and the Existing 6.70% Notes as contemplated by the Varian, Inc. Amended and Restated Note Agreement) will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien upon any of the properties or assets of the Company or any of its Subsidiaries pursuant to, the charter or by-
laws of the Company or any of its Subsidiaries, any material award of any arbitrator or any material agreement (including any agreement with shareholders), instrument, order, judgment, decree, statute, law, rule or regulation to which the Company or any of its Subsidiaries is subject. Neither the Company nor any of its Subsidiaries is a party to, or otherwise subject to any provision contained in, any instrument evidencing Funded Debt of the Company or such Subsidiary, any agreement relating thereto or any other contract or agreement (including its charter) which limits the amount of, or otherwise imposes restrictions on the incurring of, Funded Debt of the Company of the type to be evidenced by the Notes, except in each case as set forth in the agreements listed in Schedule 8G attached hereto (as such Schedule 8G may have been
          -----------
modified from time to time subsequent to the Series C Closing Day by written supplements thereto delivered by the Company to Prudential).

     8H. Offering of Notes. Neither the Company nor any agent acting on its behalf has, directly or indirectly, offered the Notes or any similar security of the Company for sale to, or solicited any offers to buy the Notes or any similar security of the Company from, or otherwise approached or negotiated with respect thereto with, any Person other than Institutional Investors, and neither the Company nor any agent acting on its behalf has taken or will take any action which would subject the issuance or sale of the Notes to the provisions of
Section 5 of the Securities Act or to the provisions of any securities or Blue Sky law of any applicable jurisdiction.

     8I. Use of Proceeds. The proceeds of the Series C Notes will be used to fund the prepayment of a portion of the Existing 7.49% Notes and the Existing 6.90% Notes as contemplated by paragraph 3A(2) hereof. None of the proceeds of the sale of any Notes will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any "margin stock" as defined in Regulation U (12 CFR Part 221) of the Board of Governors of the Federal Reserve System (herein called "margin stock") or for the purpose of maintaining, reducing or retiring any indebtedness which was originally incurred to purchase or carry any stock that is then currently a margin stock (other than retiring indebtedness incurred to acquire stock of the Company, which stock is retired promptly upon the Company's acquisition thereof) or for any other purpose which might constitute the purchase of such Notes a "purpose credit" within the meaning of such Regulation U, unless the Company shall have delivered to the Purchaser which is purchasing such Notes, on the Closing Day for such Notes, an opinion of counsel satisfactory to such Purchaser stating that the purchase of such Notes does not constitute a violation of such Regulation U. Neither the Company nor any agent acting on its behalf has taken or will take any action which might cause this Agreement or the Notes to violate Regulation T, Regulation U or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Exchange Act, in each case as in effect now or as the same may hereafter be in effect.

     8J. ERISA. No accumulated funding deficiency (as defined in section 302 of ERISA and section 412 of the Code), whether or not waived, exists with respect to any Plan (other than a Multiemployer Plan) that is or would be materially adverse to the business, property or assets, condition (financial or otherwise) or operations of the Company and its Subsidiaries taken as a whole. No liability to the PBGC has been or is expected by the Company or any ERISA Affiliate to be incurred with respect to any Plan (other than a Multiemployer Plan) by the Company, any

Subsidiary or any ERISA Affiliate which is or would be materially adverse to the business, property or assets, condition (financial or otherwise) or operations of the Company and its Subsidiaries taken as a whole. Neither the Company, any Subsidiary nor any ERISA Affiliate has incurred or presently expects to incur any withdrawal liability under Title IV of ERISA with respect to any Multiemployer Plan which is or would be materially adverse to the business, property or assets, condition (financial or otherwise) or operations of the Company and its Subsidiaries taken as a whole. The execution and delivery of this Agreement and the issuance and sale of the Notes will be exempt from or will not involve any transaction which is subject to the prohibitions of section 406 of ERISA and will not involve any transaction in connection with which a penalty could be imposed under section 502(i) of ERISA or a tax could be imposed pursuant to section 4975 of the Code. The representation by the Company in the next preceding sentence is made in reliance upon and subject to the accuracy of the representation of each Purchaser in paragraph 9B as to the source of funds to be used by it to purchase any Notes.

     8K. Governmental Consent. Neither the nature of the Company or of any Subsidiary, nor any of their respective businesses or properties, nor any relationship between the Company or any Subsidiary and any other Person, nor any circumstance in connection with the offering, issuance, sale or delivery of the Notes is such as to require any authorization, consent, approval, exemption or any action by or notice to or filing with any court or administrative or governmental body (other than routine filings after the Closing Day for any Notes with the Securities and Exchange Commission and/or state Blue Sky authorities) in connection with the execution and delivery of this Agreement, the offering, issuance, sale or delivery of the Notes or fulfillment of or compliance with the terms and provisions hereof or of the Notes. To the extent pertaining to the Securities Act and state Blue Sky laws, the representation by the Company in the next preceding sentence is made in reliance upon and subject to the accuracy of the representation of each Purchaser in paragraph 9A hereof.

     8L. Environmental Compliance. The Company and its Subsidiaries and all of their respective properties and facilities have complied at all times and in all respects with all Environmental Laws, except, in any such case, where failure to
                                      ------
comply would not result in a material adverse effect on the business, condition (financial or otherwise) or operations of the Company and its Subsidiaries taken as a whole.

     8M. Disclosure. Neither this Agreement nor any other document, certificate or statement furnished to any Purchaser by or on behalf of the Company in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading. To the knowledge of any Designated Officer, there is no fact peculiar to the Company or any of its Subsidiaries which materially adversely affects or in the future may (so far as the Company can now foresee) materially adversely affect the business, property or assets, condition (financial or otherwise) or operations of the Company and its Subsidiaries taken as a whole and which has not been set forth in this Agreement and the schedules hereto (or in any certificate or other document required to be delivered subsequent to the execution and delivery of this Agreement).

     8N. Hostile Tender Offers. None of the proceeds of the sale of any Notes will be used to finance a Hostile Tender Offer.

     8O. Year 2000 Compliance. The Company has and its Subsidiaries have conducted an analysis of, and developed or are developing a compliance program with respect to, the effect of Year 2000 upon the key software, tradeware, telecommunications, physical plant and automated processes of the Company and its Subsidiaries and have made appropriate inquiry of the key customers and suppliers of the Company and its Subsidiaries. The Company anticipates that such compliance program will be completed on a timely basis and that the impact of Year 2000 on the Company, its Subsidiaries and the key customers and suppliers of the Company and its Subsidiaries will not be such as to have a material adverse effect on the business, condition (financial or otherwise) or operations of the Company and its Subsidiaries taken as a whole.

     9.  REPRESENTATIONS OF THE PURCHASERS.

     Each Purchaser represents as follows:

     9A. Nature of Purchase. Such Purchaser is acquiring the Notes purchased by it hereunder for investment only, with neither an intention at the time of such purchase to sell or distribute such Notes nor with a view to or for sale in connection with any distribution thereof within the meaning of the Securities Act, provided that the disposition of such Purchaser's property shall at all times be and remain within its control.

     Such Purchaser acknowledges that the Notes being purchased by it have not been registered under the Securities Act, and cannot be transferred except in compliance with the Securities Act and applicable state securities laws.

     9B. Source of Funds. At least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by such Purchaser to pay the purchase price of the Notes to be purchased by it hereunder: (i) the Source is the "insurance company general account" of such Purchaser (as such term is defined under Section V of the United States Department of Labor's Prohibited Transaction Class Exemption ("PTCE") 95-60), and as of the date of the purchase of the Notes such Purchaser satisfies all of the applicable requirements for relief under Sections 1 and IV of PTCE 95-60;
(ii) the Source is a separate account maintained by such Purchaser in which no employee benefit plan, other than employee benefit plans identified on a list which has been furnished by such Purchaser to the Company, participates to the extent of 10% or more; (iii) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part 1(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (a) the identity of such QPAM and (b) the names of all employee benefit plan whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this clause (iii); (iv) the Source is a governmental plan; (v) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (v); or (vi) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA. For the purpose of this paragraph 9B, the terms "separate account", "governmental plan", "party in interest" and "employee benefit plan" shall have the respective meanings specified in section 3 of ERISA.

     10. DEFINITIONS; ACCOUNTING MATTERS. For the purpose of this Agreement, the terms defined in paragraphs 10A and 10B (or within the text of any other paragraph) shall have the respective meanings specified therein.

     10A.  Yield-Maintenance Terms.

     "Called Principal" shall mean, with respect to any Note, the principal of such Note that is to be prepaid pursuant to paragraph 4C or is declared to be immediately due and payable pursuant to paragraph 7A, as the context requires.

     "Designated Spread" shall mean 0 in the case of each Series A Note, each Series B Note and each Series C Note and 0 in the case of each Note of any other Series unless the Confirmation of Acceptance with respect to the Notes of such Series specifies a different Designated Spread in which case it shall mean, with respect to each Note of such Series, the Designated Spread so specified.

     "Discounted Value" shall mean, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (as converted to reflect the periodic basis on which interest on such Note is payable, if payable other than on a semi-annual basis) equal to the Reinvestment Yield with respect to such Called Principal.

          "Reinvestment Yield" shall mean, with respect to the Called Principal of any Note, the Designated Spread over the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City local time) on the Business Day next preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page 678" on Bridge Telerate Services (Telerate) (or such other display as may replace page 678 on Bridge Telerate Services (Telerate)) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or if such yields shall not be reported as of such time or the yields reported as of such time shall not be ascertainable, (ii) the Treasury Constant

Maturity Series yields reported, for the latest day for which such yields shall have been so reported as of the Business Day next preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H. 15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield shall be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between yields reported for various maturities.

          "Remaining Average Life" shall mean, with respect to the Called Principal of any Note, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) each Remaining Scheduled Payment of such Called Principal (but not of interest thereon) by (b) the number of years (calculated to the nearest one-twelfth year) which will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

          "Remaining Scheduled Payments" shall mean, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due on or after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date.

          "Settlement Date" shall mean, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to paragraph 4C or is declared to be immediately due and payable pursuant to paragraph 7A, as the context requires.

          "Yield-Maintenance Amount" shall mean, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Called Principal of such Note over the sum of (i) such Called Principal plus (ii) interest accrued thereon as of (including interest due on) the Settlement Date with respect to such Called Principal. The Yield-Maintenance Amount shall in no event be less than zero.

     10B.  Other Terms.

           "Acceptance" shall have the meaning specified in paragraph 2B(5).

           "Acceptance Day" shall have the meaning specified in paragraph 2B(5).

           "Acceptance Window" shall have the meaning specified in paragraph 2B(5).

          "Accepted Note" shall have the meaning specified in paragraph 2B(5).

          "Affiliate" shall mean any Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, the Company, except a Subsidiary. A Person shall be deemed to control a corporation if such Person either (i) possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise or (ii) owns beneficially, directly or indirectly, 10% or more of the voting stock of such corporation.

          "Authorized Officer" shall mean (i) in the case of the Company, a Designated Officer, any other officer of the Company designated as an "Authorized Officer" of the Company in the Information Schedule attached hereto or any vice president of the Company designated as an "Authorized Officer" of the Company for the purpose of this Agreement in an Officer's Certificate executed by a Designated Officer and delivered to Prudential, and (ii) in the case of Prudential, any officer of Prudential designated as its "Authorized Officer" in the Information Schedule or any officer of Prudential designated as its "Authorized Officer" for the purpose of this Agreement in a certificate executed by one of its Authorized Officers. Any action taken under this Agreement on behalf of the Company by any individual who on or after the date of this Agreement shall have been an Authorized Officer of the Company and whom Prudential in good faith believes to be an Authorized Officer of the Company at the time of such action shall be binding on the Company even though such individual shall have ceased to be an Authorized Officer of the Company, and any action taken under this Agreement on behalf of Prudential by any individual who on or after the date of this Agreement shall have been an Authorized Officer of Prudential and whom the Company in good faith believes to be an Authorized Officer of Prudential at the time of such action shall be binding on Prudential even though such individual shall have ceased to be an Authorized Officer of Prudential.

          "Available Facility Amount" shall have the meaning specified in paragraph 2B(1).

          "Bankruptcy Law" shall have the meaning specified in clause (viii) of paragraph 7A.

          "Business Day" shall mean any day other than (i) a Saturday or a Sunday, (ii) a day on which commercial banks in New York City or San Francisco are required or authorized to be closed and (iii) for purposes of paragraph 2B(3) hereof only, a day on which The Prudential Insurance Company of America is not open for business.

          "Cancellation Date" shall have the meaning specified in paragraph 2B(8)(iv).

          "Cancellation Fee" shall have the meaning specified in paragraph 2B(8)(iv).

          "Capitalized Lease Obligation" shall mean any rental obligation which, under generally accepted accounting principles, is or will be required to be capitalized on the books of the Company or any Subsidiary, taken at the amount thereof accounted for as indebtedness (net of interest expenses) in accordance with such principles.

          "Closing Day" shall mean, with respect to the Series C Notes, the Series C Closing Day and, with respect to any Accepted Note, the Business Day specified for the closing of the purchase and sale of such Accepted Note in the Request for Purchase of such Accepted Note, provided that (i) if the Company and
                                            --------
the Purchaser which is obligated to purchase such Accepted Note agree on an earlier Business Day for such closing, the "Closing Day" for such Accepted Note shall be such earlier Business Day, and (ii) if the closing of the purchase and sale of such Accepted Note is rescheduled pursuant to paragraph 2B(7), the Closing Day for such Accepted Note, for all purposes of this Agreement except references to "original Closing Day" in paragraph 2B(8)(iii), shall mean the Rescheduled Closing Day with respect to such Accepted Note.

          "Code" shall mean the Internal Revenue Code of 1986, as amended.

          "Confirmation of Acceptance" shall have the meaning specified in paragraph 2B(5).

          "Consolidated" when used in connection with an accounting term, including all defined terms herein, shall mean the combined account of the type defined by the accounting term for the Company and all Subsidiaries determined in accordance with generally accepted accounting principles.

          "Consolidated Cash and Cash Equivalents" shall mean, with respect to the Company and its Subsidiaries (i) all amounts from time to time on deposit in demand deposit accounts, along with interest thereon, and all other amounts shown as part of "Cash and Cash Equivalents" on the Company's consolidated balance sheet in accordance with generally accepted accounting principles, (ii) all certificates of deposit at banks or other financial institutions, net of any penalty or fees for early withdrawal and (iii) marketable securities, as determined by generally accepted accounting principles and that are within the parameters of the Investment Policy; provided, however, that "Consolidated Cash and Cash Equivalents" shall not include any of the foregoing to the extent that such amounts are on deposit for or otherwise subject to a claim or right of another Person superior or pari passu in right of priority to that of the Company or any Subsidiary, such as escrow or performance deposits.

          "Consolidated Current Assets" shall mean, with respect to the Company and its Subsidiaries, the consolidated current assets thereof determined in accordance with generally accepted accounting principles.

          "Consolidated Current Liabilities" shall mean, with respect to the Company and its Subsidiaries, the consolidated current liabilities thereof determined in accordance with generally accepted accounting principles.

          "Consolidated Interest Expense" shall mean Consolidated gross interest expense, as determined by generally accepted accounting principles.

          "Consolidated Net Earnings" shall mean the consolidated gross revenues of the Company and its Subsidiaries less all operating and non-operating expenses of the Company and its Subsidiaries including all charges of a proper character (including current and deferred taxes on income, provision for taxes on unremitted foreign earnings which are included in gross revenues, and current additions to revenues), but not including in gross revenues any gains (net of expenses and taxes applicable thereto) in excess of losses resulting from the sale, conversion or other disposition (other than in the ordinary course of business) of capital assets (i.e., assets other than current assets), any gains resulting from the write-up (other than in the ordinary course of business) of assets, any extraordinary gains, any equity of the Company and its Subsidiaries in the undistributed earnings of any corporation which is not a Subsidiary, any earnings of any other corporation acquired by the Company or any Subsidiary through purchase, merger, or consolidation or otherwise for any year prior to the year of acquisition, or any equity in any Subsidiary at the date of acquisition over the cost of the investment in such Subsidiary and not including in expenses any extraordinary losses, or any equity of the Company and its Subsidiaries in the undistributed earnings of all such corporations, all determined in accordance with generally accepted accounting principles consistently applied. With respect to any determination of Consolidated Net Earnings hereunder for any period of determination which includes any period prior to the Spin-Off, Consolidated Net Earnings for such period of determination shall be calculated on a proforma basis as though the Spin-Off had been consummated immediately prior to the beginning of the period of determination.

          "Consolidated Net Earnings Available for Restricted Payments" shall mean an amount equal to (i) $30,000,000 plus (ii) 65% (or minus 100% in case of a deficit) of Consolidated Net Earnings for the period (taken as one accounting period) commencing on October 3, 1998 and terminating at the end of the last fiscal quarter immediately preceding the date of any proposed Restricted Payment.

          "Consolidated Receivables" shall mean the Company's consolidated accounts receivable, determined in accordance with generally accepted accounting principles.

          "Consolidated Tangible Net Worth" shall mean the amount shown on the books of the Company and all Subsidiaries as total shareholders' equity (determined on a consolidated basis in accordance with generally accepted accounting principles consistently applied, less (without duplication) goodwill, trade names, trademarks, patents, organization expenses, unamortized debt discount expenses and other intangibles.

          "Consolidated Tangible Gross Worth" shall mean the sum of (i) Consolidated Funded Debt, and (ii) Consolidated Tangible Net Worth.

          "Consolidated Working Capital" shall mean the excess of Consolidated Current Assets over Consolidated Current Liabilities.

          "Credit Adjustment Fee" shall have the meaning specified in paragraph 2(B)(8)(i).

          "Delayed Delivery Fee" shall have the meaning specified in paragraph 2B(8)(iii).

          "Demand" shall have the meaning specified in paragraph 11B.

          "Designated Officer" shall mean the Chairman of the Board of Directors, President, Chief Financial Officer, Treasurer, Assistant Treasurer and Controller of the Company.

          "Environmental Laws" shall mean all federal, state, local and foreign laws relating to pollution or protection of the environment, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment (including, without limitation, ambient air, surface water, ground water or land), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes, and any and all regulations, codes, plans, orders, decrees, judgments, injunctions, notices or demand letters issued, entered, promulgated or approved thereunder.

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

          "ERISA Affiliate" shall mean any corporation which is a member of the same controlled group of corporations as the Company within the meaning of section 414(b) of the Code, or any trade or business which is under common control with the Company within the meaning of section 414(c) of the Code.

          "Event of Default" shall mean any of the events specified in paragraph 7A, provided that there has been satisfied any requirement in connection with such event for the giving of notice, or the lapse of time, or the happening of any further condition, event or act, and "Default" shall mean any of such events, whether or not any such requirement has been satisfied.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          "Excluded Persons" shall mean those Persons and their respective Affiliates set forth on the list provided by the Company to a holder of a Note pursuant to paragraph 11D(2). "Excluded Persons" shall not include, except if otherwise agreed to in writing by the Company and such holder, any Person of the type specified in clause (i) of the definition of Institutional Investors.

          "Existing 6.70% Notes" shall have the meaning specified in the Introduction.

          "Existing 6.90% Notes" shall have the meaning specified in the Introduction.

          "Existing 7.21% Notes" shall have the meaning specified in the Introduction.

          "Existing 7.49% Notes" shall have the meaning specified in the Introduction.

          "Facility" shall have the meaning specified in paragraph 2B(1).

          "Funded Debt" shall mean, without duplication, (i) any obligation payable more than one year from the date of the creation thereof (or which is renewable or extendable at the option of the obligor for a period of more than one year from the date of creation), (ii) all indebtedness having a maturity of less than one year, provided such indebtedness is incurred pursuant to revolving credit arrangements or other financing commitments with a final, non-extendable maturity more than one year from the date of creation thereof, (iii) any obligation for borrowed money (and any notes payable, drafts accepted or advances representing extensions of credit (other than trade payables) whether or not representing obligations for borrowed money) payable on demand or within a period of one year from the date or creation thereof, (iv) seasonal credit facilities, (v) Capitalized Lease Obligations, (vi) obligations of third parties secured by a Lien on the property or other assets of the Company or any Subsidiary, (vii) obligations of partnerships and joint ventures of which the Company or any Subsidiary is a general partner or coventurer and which is not expressly non-recourse to the Company or such Subsidiaries, (viii) unfunded vested benefits under each Plan maintained for employees of the Company or any Subsidiary and covered by Title IV of ERISA, (ix) Guarantees by the Company or any Subsidiary of the foregoing (excluding letters of credit and other contingent liabilities for advance payments and performance bonds) and (x) modifications, renewals and extensions of the above.

          "Guarantee" shall mean, with respect to any Person, any direct or indirect liability, contingent or otherwise, of such Person with respect to any indebtedness, lease, dividend or other obligation of another, including, without limitation, any such obligation directly or indirectly guaranteed, endorsed (other than for collection or deposit in the ordinary course of business) or discounted or sold with recourse by such Person, or in respect of which such Person is otherwise directly or indirectly liable, including, without limitation, any such obligation in effect guaranteed by such Person through any agreement (contingent or otherwise) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain the solvency or any balance sheet or other financial condition of the obligor of such obligation, or to make payment for any products, materials or supplies or for any transportation or service, regardless of the non-delivery or non- furnishing thereof, in any such case if the purpose or intent of such agreement is to provide assurance that such obligation will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected against loss in respect thereof. The amount of any Guarantee shall be equal to the outstanding principal amount of the obligation guaranteed or such lesser amount to which the maximum exposure of the guarantor shall have been specifically limited.

          "Hedge Treasury Note(s)" shall mean, with respect to any Accepted Note, the United States Treasury Note or Notes whose duration (as determined by Prudential) most closely matches the duration of such Accepted Note.

          "Hostile Tender Offer" shall mean, with respect to the use of proceeds of any Note, any offer to purchase, or any purchase of, shares of capital stock of any corporation or equity interests in any other entity, or securities convertible into or representing the beneficial ownership of, or rights to acquire, any such shares or equity interests, if such shares, equity interests, securities or rights are of a class which is publicly traded on any securities exchange or in any over-the-counter market, other than purchases for portfolio investment purposes of such shares, equity interests, securities or rights which, together with any such shares, equity, interests, securities or rights then held, represent less than 5% of the equity interests or beneficial ownership of such corporation or other entity, and such offer or purchase has not been duly approved by the board of directors of such corporation or the equivalent governing body of such other entity prior to the date on which the Company makes the Request for Purchase of such Note.

          "Including" shall mean, unless the context clearly requires otherwise, "including without limitation."

          "Institutional Investors" shall mean (i) banks, finance companies, insurance companies, pension funds and other commercial lenders, (ii) "accredited investors," as such term is defined under Regulation D promulgated under the Securities Act and (iii) "qualified institutional buyers", as such term is defined in Rule 144A promulgated under the Securities Act.

          "Investment Policy" shall have the meaning specified in paragraph 6C(3)(vii).

          "Issuance Fee" shall have the meaning specified in paragraph
2B(8)(ii).

          "Issuance Period" shall have the meaning specified in paragraph 2B(2).

          "Lien" shall mean any mortgage, pledge, security interest, encumbrance, lien (statutory or otherwise) or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction) or any other type of preferential arrangement for the purpose, or having the effect, of protecting a creditor against loss or securing the payment or performance of an obligation.

          "Multiemployer Plan" shall mean any Plan which is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA.

          "1992 Note Agreement" shall have the meaning specified in the Introduction.

          "1996 Note Agreement" shall have the meaning specified in the Introduction.

          "Notes" shall have the meaning specified in paragraph 1D.

          "Officer's Certificate" shall mean a certificate signed in the name of the Company by an Authorized Officer of the Company.

          "PBGC" shall mean the Pension Benefit Guaranty Corporation, or any successor replacement entity thereto under ERISA.

          "Person" shall mean and include an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

          "Plan" shall mean any employee pension benefit plan (as such term is defined in section 3 of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by the Company or any ERISA Affiliate.

          "Prudential" shall mean The Prudential Insurance Company of America.

          "Prudential Affiliate" shall mean (i) any Person which, directly or indirectly, controls, is controlled by, or is under common control with, Prudential and (ii) any investment fund which is managed by Prudential or a Prudential Affiliate described in clause (i) of this definition.

          "Purchasers" shall mean Prudential with respect to the Series A Notes, the Series B Notes and the Series C Notes and, with respect to any Accepted Notes, Prudential and/or the Prudential Affiliate(s), which are purchasing such Accepted Notes.

          "QPAM Exemption" means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

          "Rate Reduction Fee" shall have the meaning specified in paragraph 2B(8)(i)

          "Request for Purchase" shall have the meaning specified in paragraph 2B(3).

          "Required Holder(s)" shall mean the holder or holders of more than 50% of the aggregate principal amount of the Notes or of a Series of Notes, as the context may require, from time to time outstanding.

          "Rescheduled Closing Day" shall have the meaning specified in paragraph 2B(7).

          "Restricted Payments" shall have the meaning specified to such term in paragraph 6B.

          "Securities Act" shall mean the Securities Act of 1933, as amended.

          "Series" shall have the meaning specified in paragraph 1D.

          "Series A Notes" shall have the meaning specified in the Introduction.

          "Series B Notes" shall have the meaning specified in the Introduction.

          "Series C Closing Day" shall have the meaning specified in paragraph 2A(3).

          "Series C Note(s)" shall have the meaning specified in paragraph 1C.

          "Shelf Notes" shall have the meaning specified in paragraph 1D.

          "Significant Holder" shall mean (i) Prudential, so long as Prudential or any Prudential Affiliate shall hold (or be committed under this Agreement to purchase) any Note, or (ii) any other holder of at least 10% of the aggregate principal amount of the Notes of any Series from time to time outstanding.

          "Spin Off" shall have the meaning specified in the Introduction.

          "Structuring Fee" shall have the meaning provided in paragraph
2B(8)(i).

          "Subsidiary" shall mean any corporation, association or other business entity in which the Company or one or more of its Subsidiaries or the Company and one or more of its Subsidiaries owns at least 75% of the equity or voting interests of such entity (and such equity or voting interests so owned enable the Company and/or Subsidiaries to elect at least a majority of the directors, or persons performing similar functions, of such entity), and any partnership or joint venture if more than a 75% interest in the profits or capital thereof is owned by the Company or one or more of its Subsidiaries or the Company and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of the Company or one or more of its Subsidiaries).

          "Substantial Stockholder" shall mean (i) any Person owning beneficially, directly or indirectly, either individually or together with all other Persons to whom such Person is related by blood, adoption or marriage, 5% or more of the outstanding voting stock of the Company, or (ii) any Person related by blood, adoption or marriage to any Person coming within clause (i) of this definition.

          "Transfer" shall have the meaning specified in paragraph 6C(5)(ii).

          "Transferee" shall mean any direct or indirect transferee of all or any part of any Note purchased by any Purchaser under this Agreement.

          "Varian, Inc." shall have the meaning specified in the Introduction.

          "Varian, Inc. Amended and Restated Note Agreement" shall mean the Amended and Restated Note Purchase and Private Shelf Agreement and Assumption, dated as of April 2, 1999, among Varian, Inc., Prudential and each Prudential Affiliate which becomes bound by the provisions thereof.

          "Varian, Inc. Notes" shall mean the Varian, Inc. Series A Notes, the Varian, Inc. Series B Notes, the Varian, Inc. Series C Notes and the Varian, Inc. Series D Notes.

          "Varian, Inc. Series A Notes" shall have the meaning specified in the Introduction.

          "Varian, Inc. Series B Notes" shall have the meaning specified in the Introduction.

          "Varian, Inc. Series C Notes" shall have the meaning specified in the Introduction.

          "Varian, Inc. Series D Notes" shall have the meaning specified in the Introduction.

          "VSEA" shall mean Varian Semiconductor Equipment Associates, Inc., a Delaware corporation.

          "Voting Stock" shall mean, with respect to any corporation, any shares of stock of such corporation whose holders are entitled under ordinary circumstances to vote for the election of directors of such corporation (irrespective of whether at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

     10C. Accounting Principles, Terms and Determinations. All references in this Agreement to "generally accepted accounting principles" shall be deemed to refer to generally accepted accounting principles in effect in the United States at the time of application thereof. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all unaudited financial statements and certificates and reports as to financial matters required to be furnished hereunder shall be prepared, in accordance with generally accepted accounting principles applied on a basis consistent with the most recent audited financial statements delivered pursuant to clause (ii) of paragraph 5A or, if no such statements have been so delivered, the most recent audited financial statements referred to in clause (i) of paragraph 8B. Any reference herein to any specific citation, section or form of law, statute, rule or regulation shall refer to such new, replacement or analogous citation, section or form should citation, section or form be modified, amended or replaced.

     11.  MISCELLANEOUS.

     11A. Note Payments. The Company agrees that, so long as any Purchaser shall hold any Note, it will make payments of principal of, interest on, and any Yield-Maintenance Amount payable with respect to, such Note, which comply with the terms of this Agreement, by wire transfer of immediately available funds for credit to (i) the account or accounts of such Purchaser specified in the Purchaser Schedule attached hereto in the case of any Series A Note, Series B Note or Series C Note, (ii) the account or accounts of such Purchaser specified in the Confirmation of Acceptance with respect to such Note in the case of any Shelf Note or (iii) such other account or accounts in the United States as such Purchaser may from time to time designate in writing, notwithstanding any contrary provision herein or in any Note with respect to the place of payment. Each Purchaser agrees that, before disposing of any Note, it will make a notation thereon (or on a schedule attached thereto) of all principal payments previously made thereon and of the date to which interest thereon has been paid. The Company agrees to afford the benefits of this paragraph 11A to any Transferee which shall have made the same agreement as the Purchasers have made in this paragraph 11A.

     11B. Expenses. The Company agrees, whether or not the transactions contemplated hereby shall be consummated, to pay, and save Prudential, each Purchaser and any Transferee harmless against liability for the payment of' all reasonable out-of-pocket expenses arising in connection with the following: (i) all document negotiation, drafting and duplication charges and the fees and expenses of any special counsel engaged by (A) Prudential and the Purchasers in connection with entering into this Agreement and (B) Prudential, any Purchaser or any Transferee in connection with any subsequent transaction contemplated by, proposed modification of, or proposed consent under, this Agreement, if such proposed transaction, modification or consent (1) is requested by the Company, whether or not such transaction occurs, such modification becomes effective or such consent is granted or (2) results from or relates to the occurrence of a Default or Event of Default, or in order to avert, waive, consent to or cure the same; provided, however, that in each such case the Company shall be responsible
      --------  -------
for the fees and expenses of only one firm of outside counsel for Prudential, the Purchasers and the Transferees at any one time; and (ii) the costs and expenses, including attorneys' fees, incurred by Prudential, any Purchaser or any Transferee in (A) responding to any subpoena or other legal process, including in connection with litigation, or informal investigative demand (collectively, "Demands"), provided, however, that such Demand (1) is issued
                            --------  -------
 principally in connection with this Agreement, the transactions contemplated hereby or by reason of any Purchaser's or Transferee's having acquired any Note or having acquired information regarding the Company or any Subsidiary in connection with its acquisition of any Note, (2) does not arise out of any litigation between the Purchaser and its Transferee and (3) is not issued in connection with any inquiry, audit or investigation by any governmental authority that relates principally to the business, operations or investments of the entity that received such Demand and (B) enforcing (or determining whether or how to enforce) any rights under this Agreement or the Notes, including without limitation costs and expenses incurred in any workout, restructuring or bankruptcy case.

     The obligations of the Company under this paragraph 11B shall survive the transfer of any Note or portion thereof or interest therein by any Purchaser or any Transferee and the payment of any Note.

     11C. Consent to Amendments. This Agreement may be amended, and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if the Company shall obtain the written consent to such amendment, action or omission to act, of the Required Holder(s) of the Notes of each Series except that, (i) with the written consent of the holders of all Notes of a particular Series, and if an Event of Default shall have occurred and be continuing, of the holders of all Notes of all Series, at the time outstanding (and not without such written consents), the Notes of such Series may be amended or the provisions thereof waived to change the maturity thereof, to change or affect the principal thereof, or to change or affect the rate or time of payment of interest on or any Yield-Maintenance Amount payable with respect to the Notes of such Series, (ii) without the written consent of the holder or holders of all Notes at the time outstanding, no amendment to or waiver of the provisions of this Agreement shall change or affect the provisions of paragraph 7A or this paragraph 11C insofar as such provisions relate to proportions of the principal amount of the Notes of any Series, or the rights of any individual holder of Notes, required with respect to any declaration of Notes to be due and payable or with respect to any consent, amendment, waiver or declaration, (iii) with the written consent of Prudential (and not without the written consent of Prudential) the provisions of paragraph 2B may be amended or waived (except insofar as any such amendment or waiver would affect any rights or obligations with respect to the purchase and sale of Notes which shall have become Accepted Notes prior to such amendment or waiver), and (iv) with the written consent of all of the Purchasers which shall have become obligated to purchase Accepted Notes of any Series (and not without the written consent of all such Purchasers), any of the provisions of paragraphs 2B and 3 may be amended or waived insofar as such amendment or waiver would affect only rights or obligations with respect to the purchase and sale of the Accepted Notes of such Series or the terms and provisions of such Accepted Notes. Each holder of any Note at the time or thereafter outstanding shall be bound by any consent authorized by this paragraph 11C, whether or not such Note shall have been marked to indicate such consent, but any Notes issued thereafter may bear a notation referring to any such consent. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein and in the Notes, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

     11D. Form, Registration, Transfer and Exchange of Notes; Lost Notes. The Notes are issuable as registered notes without coupons in denominations of at least $1,000,000, except as may be necessary to reflect any principal amount not evenly divisible by $1,000,000. The Company shall keep at its principal office a register in which the Company shall provide for the registration of Notes and of transfers of Notes. Upon surrender for registration of transfer of any Note at the principal office of the Company, the Company shall, at its expense, execute and deliver one or more new Notes of like tenor and of a like aggregate principal amount, registered in the name of such transferee or transferees. At the option of the holder of any Note, such Note may be exchanged for other Notes of like tenor and of any authorized denominations, of a like aggregate principal amount, upon surrender of the Note to be exchanged at the principal office of the Company. Whenever any Notes are so surrendered for exchange, the Company shall, at its expense, execute and deliver the Notes which the holder making the exchange is entitled to receive. Each prepayment of principal payable on each prepayment date upon each new Note issued upon any such transfer or exchange shall be in the same proportion to the unpaid principal amount of such new Note as the prepayment of principal payable on such date on the Note surrendered for registration of transfer or exchange bore to the unpaid principal amount of such Note. No reference need be made in any such new Note to any prepayment or prepayments of principal previously due and paid upon the Note surrendered for registration of transfer or exchange. Every Note surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer duly executed, by the holder of such Note or such holder's attorney duty authorized in writing. Any Note or Notes issued in exchange for any Note or upon transfer thereof shall carry the rights to unpaid interest and Interest to accrue which were carried by the Note so exchanged or transferred, so that neither gain nor loss of interest shall result from any such transfer or exchange. Upon receipt of written notice from the holder of any Note of the loss, theft, destruction or mutilation of such Note and, in the case of any such loss, theft or destruction, upon receipt of such holder's indemnity agreement (which shall be unsecured if such holder is Prudential, a Prudential Affiliate or an Institutional Investor with a tangible net worth in excess of $200,000,000), or in the case of any such mutilation upon surrender and cancellation of such Note, the Company will make and deliver a new Note, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Note.

     11D(1). Prior Notice to Company Regarding Resale; Excluded Transferees. Anything contained in paragraph 11D(1) or paragraph 11E to the contrary notwithstanding, if any holder of any Note wishes to sell all or any portion of its Note or grant any participation or other interest therein to any Person other than Prudential or a Prudential Affiliate, it shall (a) give the Company written notice of (i) such intent (a "Resale Notice") at the time such determination is made and (ii) as soon as such information is available, but in no event later than 10 days prior to any such sale, either a list of Persons to whom it intends to offer the Notes, if available, or, if such holder is selling its Notes through another Person, the identity of such Person, (b) for a five-day period commencing on the date such holder provides to the Company the information described in clause (a)(ii), consult with the Company in good faith regarding the acceptability to the Company of any prospective purchasers of such Notes or participations therein prior to soliciting bids for such sale or participation, and (c) solicit, accept and consider in good faith bids from the Company to repurchase such holder's Notes during the same time period as such holder is soliciting offers for such Notes from third parties (as part of its bid, the Company shall certify that no Event of Default exists or would exist after giving effect to its repurchase of such Notes). If such holder has not entered into a commitment to sell its Note (or portion thereof) within 90 days after the expiration of such ten-day period, such holder shall again be obligated to give notice required by this paragraph 11D(2). Prudential and Prudential Affiliates shall not be liable for any failure to provide any Resale Notice that results from such Person's negligence. The foregoing right of notice, consultation and bidding is in addition to the obligations set forth in the next succeeding paragraph regarding Excluded Persons.

     The Company may, at any time, provide to the holders of the Notes a list of Excluded Persons and update such list from time to time. In designating Excluded Persons, the Company shall act reasonably and in good faith. If such list of Excluded Persons is provided or updated, as the case may be, within two Business Days of the Company's receipt of a Resale Notice, the selling holder will not knowingly sell all or any portion of or participation in its Note to any Excluded Person or any Affiliate thereof.

     11E. Persons Deemed Owners; Participations. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name any
Note is registered as the owner and holder of such Note for the purpose of receiving payment of principal of and interest on, and any Yield-Maintenance Amount payable with respect to, such Note and for all other purposes whatsoever, whether or not such Note shall be overdue, and the Company shall not be affected by notice to the contrary. Subject to the preceding sentence and to the requirements set forth in paragraph 11D, the holder of any Note may from time to time grant participations in all or any part of such Note to any Person on such terms and conditions as may be determined by such holder in its sole and absolute discretion. The Company shall be justified in dealing only with the holder of the Note who grants any participation, and shall not, except if an event of the type described in clauses (viii) through (xi) of paragraph 7A occurs with respect to such holder, be obligated to deal with such participants.

     11F. Survival of Representations and Warranties; Entire Agreement. All representations and warranties contained herein or made in writing by or on behalf of the Company in connection herewith shall survive the execution and delivery of this Agreement and the Notes, the transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any Transferee, regardless of any investigation made at any time by or on behalf of any Purchaser or any Transferee. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings relating to such subject matter.

     11G. Successors and Assigns. All covenants and other agreements in this Agreement contained by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including, without limitation, any Transferee) whether so expressed or not.

     11H. Disclosure to Other Persons. The Company acknowledges that Prudential, each Purchaser and each holder of any Note (each being a "Delivering Person") may deliver copies of any financial statements and other documents delivered to it, and disclose any other information disclosed to it, by or on behalf of the Company or any Subsidiary in connection with or pursuant to this Agreement to
(i) its directors, officers, employees, agents and professional consultants,
(ii) any Purchaser or holder of any Note, (iii) any Person (other than an Excluded Person) to which it offers to sell any Note or any part thereof, (iv) any Person (other than an Excluded Person) to which it sells or offers to sell a participation in all or any part of any Note, (v) to the extent that it has a legal obligation to disclose such information, any Person from which it offers to purchase any security of the Company; provided, however, that in the case of
                                         --------  -------
clause (iii), (iv) or (v), such holder will obtain from such Person an executed confidentiality agreement in the form of Exhibit F-2 before disclosing any material non-public information with respect to the Company or any Subsidiary,
(vi) any federal
or state regulatory authority having jurisdiction over it, (vii) the National Association of Insurance Commissioners or any similar organization, or (viii) any other Person to which such delivery or disclosure may be required (a) to comply with any law, rule, regulation or order applicable to it, (b) to respond sufficiently to Demand served on it, provided, however, that with respect to
                                     --------  -------
material, nonpublic information regarding the Company and/or its Subsidiaries, except as prohibited by law, such Delivering Person shall provide notice to the Company of such legal requirement or Demand at least ten Business Days (or such shorter period of time as is set forth therein) prior to the date such information must be produced so that the Company can intervene on its own behalf in such proceeding to prevent, postpone or restrict such disclosure; provided
                                                                     --------
further, however, that (1) not earlier than the third Business Day prior to the
-------  -------
date specified in such Demand for such document or information delivery or disclosure, such Delivering Person shall be free to comply with such Demand if the Company has not at such time obtained any protective or similar order preventing, postponing or restricting such disclosure and (2) Prudential and any Prudential Affiliate shall not be liable for any failure to provide any such notice to the Company that results from such Person's negligence; or (c) with the prior consent of the Company (which, if given orally initially by an Authorized Officer, shall be promptly confirmed, in writing), which consent shall not be reasonably withheld, in order to protect the investment of such Delivering Person in its Notes.

     11I. Independence of Covenants. Except to the extent the context specifically requires otherwise, all covenants hereunder shall be given independent effect so that if a particular action or condition is prohibited by any one of such covenants, the fact that it would be permitted by an exception to, or otherwise be in compliance within the limitations of' another covenant shall not (i) avoid the occurrence of a Default or Event of Default if such action is taken or such condition exists or (ii) in any way prejudice an attempt by the holder of any Note to prohibit, through equitable action or otherwise, the taking of any action by the Company or any Subsidiary which would result in a Default or Event of Default.

     11J. Notices. All written communications provided for hereunder (other than communications provided for under paragraph 2) shall be sent by first class mail or nationwide overnight delivery service (with charges prepaid) and (i) if to any Purchaser, addressed as specified for such communications in the Purchaser Schedule attached hereto (in the case of the Series A Notes, Series B Notes or Series C Notes) or the Purchaser Schedule attached to the applicable Confirmation of Acceptance (in the case of any Shelf Notes) or at such other address as any such Purchaser shall have specified to the Company in writing,
(ii) if to any other holder of any Note, addressed to it at such address as it shall have specified in writing to the Company or, if any such holder shall not have so specified an address, then addressed to such holder in care of the last holder of such Note which shall have so specified an address to the Company and
(iii) if to the Company, addressed to it at 3050 Hansen Way, Palo Alto, California 94304-1000, Attention: Chief Financial Officer, provided, however,
                                                           --------  -------
that any such communication to the Company may also, at the option of the Person sending such communication, be delivered by any other means either to the Company at its address specified above or to any Authorized Officer of the Company. Any communication pursuant to paragraph 2 shall be made by the method specified for such communication in paragraph 2, and shall be effective to create any rights or obligations under this Agreement only if, in the case of a telephone communication, an Authorized Officer of the party conveying the information and of the party receiving the information are parties to the telephone call, and in the case of a telecopier communication, the communication is signed by an Authorized Officer of the party conveying the information, addressed to the attention of an Authorized Officer of the party receiving the information, and in fact received at the telecopier terminal the number of which is listed for the party receiving the communication in the Information Schedule or at such other telecopier terminal as the party receiving the information shall have specified in writing to the party sending such information.

     So long as Prudential is the holder of any Note outstanding, the Company shall be deemed to have given any required notices or information to Noteholders who are Prudential Affiliates so long as it timely provides such notice or information to Prudential in the manner specified by the applicable provision of this Agreement.

     11K. Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or interest on, or Yield-Maintenance Amount payable with respect to, any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day. If the date for any payment is extended to the next succeeding Business Day by reason of the preceding sentence, the period of such extension shall not be included in the computation of the interest payable on such Business Day.

     11L. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof' and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     11M. Descriptive Headings. The descriptive headings of the several paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

     11N. Satisfaction Requirement. If any agreement, certificate or other writing, or any action taken or to be taken, is by the terms of this Agreement required to be satisfactory to any Purchaser, to any holder of Notes or to the Required Holder(s), the determination of such satisfaction shall be made by such Purchaser, such holder or the Required Holder(s), as the case may be, in the sole and exclusive judgment (exercised in good faith) of the Person or Persons making such determination.

     11O. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE INTERNAL LAW OF THE STATE OF CALIFORNIA.

     11P. Severalty of Obligations. The sales of Notes to the Purchasers are to be several sales, and the obligations of Prudential and the Purchasers under this Agreement are several obligations. No failure by Prudential or any Purchaser to perform its obligations under this

Agreement shall relieve any other Purchaser or the Company of any of its obligations hereunder, and neither Prudential nor any Purchaser shall be responsible for the obligations of, or any action taken or omitted by, any other such Person hereunder.

     11Q. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     11R. Binding Agreement. When this Agreement is executed and delivered by the Company and Prudential, it shall become a binding agreement between the Company and Prudential. This Agreement shall also inure to the benefit of each Purchaser which shall have executed and delivered a Confirmation of Acceptance, and each such Purchaser shall be bound by this Agreement to the extent provided in such Confirmation of Acceptance.

     11S. Amendment and Restatement of Existing Agreements; Release of the Company. Upon satisfaction of the conditions specified in paragraph 3A hereof,
(i) each of the 1992 Note Agreement and the 1996 Note Agreement, insofar as the same relate to the Series A Notes or the Series B Notes, shall be amended and restated in their entirety to read as set forth herein, the Series A Notes, the Series B Notes, the Series C Notes and any Shelf Notes shall be subject to the terms hereof, and the Varian, Inc. Notes shall not be subject to the terms hereof, and (ii) the Company shall be released from any obligations with respect to the Varian, Inc. Notes or the 1992 Note Agreement or the 1996 Note Agreement, insofar as the same relate to the Varian, Inc. Notes.

                              Very truly yours,

                              VARIAN ASSOCIATES, INC.



                              By: /s/ Robert A. Lemos
                                ---------------------------------------
                              Its: Chief Financial Officer
                                 --------------------------------------
                                   Vice President, Finance

                              And by: /s/ Elisha W. Finney
                                    ------------------------------------
                              Its: Treasurer
                                 ---------------------------------------

The foregoing Agreement is hereby
accepted as of the date first above written.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By: /s/ Jeffrey L. Dickson
  -------------------------------------------
                Vice President



PRUCO LIFE INSURANCE COMPANY


By: /s/ Jeffrey L. Dickson
  -----------------------------------------
                Vice President


PRUCO LIFE INSURANCE COMPANY OF
 NEW JERSEY


By: /s/ Jeffrey L. Dickson
  ----------------------------------------
                Vice President

                              INFORMATION SCHEDULE

                       Authorized Officers for Prudential
                       ----------------------------------

Allen A. Weaver                          Jeffrey L. Dickson
Senior Managing Director                 Managing Director
Prudential Capital Group                 Prudential Capital Group
Two Prudential Plaza                     Four Embarcadero Center
Suite 5600                               Suite 2700
Chicago, Illinois 60601                  San Francisco, California 94111
Telephone: (312) 540-4211                Telephone: (415) 291-5054
Facsimile: (312) 540-4222                Facsimile: (415) 421-6233

Joseph Y. Alouf                          Stephen J. DeMartini
Senior Vice President                    Senior Vice President
Prudential Capital Group                 Prudential Capital Group
Four Embarcadero Center                  Four Embarcadero Center
Suite 2700                               Suite 2700
San Francisco, California 94111          San Francisco, California 94111
Telephone: (415) 291-5056                Telephone:(415) 291-5056
Facsimile: (415) 421-6233                Facsimile:(415) 421-6233

                      Authorized Officers for the Company
                      -----------------------------------

Each "Designated Officer" of the Company as such term is defined in paragraph 10B of the Agreement.

                         Varian Medical Systems, Inc.
                         3100 Hansen Way
                         Palo Alto, California
                         Telephone:  (650) 493-4000
                         Facsimile:  (650) 424-5358

                               PURCHASER SCHEDULE

               Series A Notes, Series B Notes and Series C Notes
               -------------------------------------------------

                          VARIAN MEDICAL SYSTEMS, INC.

                                                        Aggregate principal
                                                        amount of Series A
                                                        Notes and Series B
                                                        Notes to be issued in
                                                        exchange for Existing
                                                        7.21% Notes and
                                                        Existing 6.70% Notes,
                                                        respectively, and
                                                        aggregate principal
                                                        amount of Series C        Note
                                                        Notes to be purchased     Denomination(s)
                                                        ---------------------     ---------------
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA             $12,500,000 of            $12,500,000 of
                                                        Series A Notes            Series A Notes

(1)  All payments on account of Series A Notes,         $25,000,000 of            $20,000,000 and
     Series B Notes in the original principal amount    Series B Notes            $5,000,000 of
     of $20,000,000 and Series C Notes held by such                               Series B Notes
     Purchaser shall be made by wire transfer of
     immediately available funds for credit to:         $16,000,000 of            $16,000,000 of
                                                        Series C Notes            Series C Notes
     Account No. 890-0304-391
     Bank of New York
     New York, New York
     (ABA No.: 021-000-018)


     All payments on account of the Series B Notes in the original principal amount of $5,000,000 held by such Purchaser shall be made by wire transfer of immediately available funds for credit to:

     Account No. 890-0304-944
     Bank of New York
     New York, New York
     (ABA No.: 021-000-018)

    Each such wire transfer shall set forth the name of the Company, a reference to "7.15%
    Series A Senior Notes due April 2, 2010,
    Security No. "PPN92220P\B INV6523", 6.70%
    Series B Senior Notes due April 30, 2014,
    Security No. "!INV______!", or 6.76% Series C
    Senior Notes due April 2, 2011, Security No.
    "PPN92220P\A INV6523", as the case may be, and the due date and application (as among principal, interest and Yield-Maintenance
    Amount) of the payment being made

(2) Address for all notices relating to payments:

    The Prudential Insurance Company of America
    c/o Prudential Capital Group
    Gateway Center Three
    100 Mulberry Street
    Newark, New Jersey 07102

    Attention: Manager, Investment Operations Group
    Telephone:  (973) 802-5260
    Telecopy:  (973) 802-8055

(3) Address for all other communications and notices:

    The Prudential Insurance Company of America
    c/o Prudential Capital Group - Corporates
    Four Embarcadero Center
    Suite 2700
    San Francisco, California 94111

    Attention:  Managing Director
    Telecopy:  (415) 421-6233

(4) Recipient of telephonic prepayment notices:

    Manager, Investment Structure and Pricing
    Telephone: (201) 802-6660
    Telecopy:  (201) 802-9425

(5) Tax Identification No.: 22-1211670

                               PURCHASER SCHEDULE

                                  (continued)

                                                              Aggregate
                                                              Principal
                                                              Amount of
                                                              Series C
                                                             Notes to Be               Note
                                                              Purchased           Denomination(s)
                                                        ---------------------   -------------------

PRUCO LIFE INSURANCE COMPANY

1.  All payments on account of the Series C Notes             $3,000,000            $3,000,000
    held by such purchaser shall be made by wire
    transfer of immediately available funds for credit
    to:

    Pruco Life Private Placement
    Account No. 890-0304-421
    Bank of New York
    New York, New York
    (ABA No.: 021-000-018)

    Each such wire transfer shall set forth the name of the Company, a reference to 6.76% Series C
    Notes due April 2, 2011, "PPN92220P\A INV6523" and the due date and application (as among principal, interest and Yield-Maintenance
    Amount) of the payment being made.

2.  Address for all communications and notices:

    Pruco Life Insurance Company
    c/o Prudential Capital Group - Corporate Finance
    Four Embarcadero Center, Suite 2700
    San Francisco, California 94111-4180

    Attention: Managing Director
    Telephone: (415) 291-5054
    Telecopy: (415) 521-6233


                                                              Aggregate
                                                              Principal
                                                              Amount of
                                                              Series C
                                                             Notes to Be               Note
                                                              Purchased           Denomination(s)
                                                             -----------          ---------------
   With a copy to:

   Pruco Life Insurance Company
   c/o Trade Management
   Four Gateway Center
   100 Mulberry Street
   Newark, New Jersey 07102-4077

   Attention: Manager
   Telephone: (973) 367-3141
   Telecopy: (973) 802-9245

3. Recipient of telephonic prepayment notices with respect to Notes:

   Manager, Investment Structuring and Pricing
   Telephone: (973) 802-7398
   Telecopy: (973) 802-9425

4.  Tax Identification No.: 22-1944557


                                                                   Aggregate
                                                                   Principal
                                                                   Amount of
                                                                   Series C
                                                                  Notes to Be               Note
                                                                   Purchased           Denomination(s)
                                                                  -----------         ----------------
PRUCO LIFE INSURANCE COMPANY OF
NEW JERSEY

1.  All payments on account of Series C Notes held                 $2,000,000             $2,000,000
    by such purchaser shall be made by wire transfer of
    immediately available funds for credit to:

    Pruco Life New Jersey Placement
    Account No. 890-0304-754
    Bank of New York
    New York, New York
    (ABA No.: 021-000-018)

    Each such wire transfer shall set forth the name of the Company, a reference to 6.76% Series C
    Notes due April 2, 2011, "PPN92220P\A INV6523" and the due date and application (as among principal, interest and Yield-Maintenance
    Amount) of the payment being made.

2.  Address for all communications and notices:

    Pruco Life Insurance Company of New Jersey
    c/o Prudential Capital Group - Corporate Finance
    Four Embarcadero Center, Suite 2700
    San Francisco, California 94111-4180

    Attention: Managing Director
    Telephone:  (415) 291-5054
    Telecopy:   (415) 521-6233


                                                              Aggregate
                                                              Principal
                                                              Amount of
                                                              Series C
                                                             Notes to Be               Note
                                                              Purchased           Denomination(s)
                                                             -----------         ----------------
   With a copy to:

   Pruco Life Insurance Company of New Jersey
   c/o Trade Management
   Four Gateway Center
   100 Mulberry Street
   Newark, New Jersey 07102-4077

   Attention: Manager
   Telephone:   (973) 367-3141
   Telecopy:   (973) 802-9245

3. Recipient of telephonic prepayment notices with respect to Notes:

   Manager, Investment Structuring and Pricing
   Telephone:   (973) 802-7398
   Telecopy:   (973) 802-9425

4. Tax Identification No.: 22-2426019

                                                                     Exhibit A-1
                                                                     -----------

                  THIS NOTE HAS NOT BEEN REGISTERED UNDER THE
                SECURITIES ACT OF 1933, AS AMENDED, AND CANNOT
                   BE TRANSFERRED EXCEPT IN COMPLIANCE WITH
                SUCH ACT AND APPLICABLE STATE SECURITIES LAWS.

                            [FORM OF SERIES A NOTE]

                            VARIAN ASSOCIATES, INC.
                                to be known as
                         VARIAN MEDICAL SYSTEMS, INC.
                            effective April 3, 1999

                 7.15% SERIES A SENIOR NOTE DUE APRIL 2, 2010

No. ________                                                    _______________
$ ________________                                              _______________

          FOR VALUE RECEIVED, the undersigned, Varian Associates, Inc. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to _____________________________, or registered assigns, the principal of ____________________________________
($____________) on April 2, 2010 with interest (computed on the basis of a 360-day year--30-day month) (a) on the unpaid balance thereof at the rate of 7.15% per annum from the date hereof, payable quarterly on the second day of April, July, October and January in each year, commencing with the January 2, April 2, July 2 or October 2 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of Yield Maintenance Amount and any overdue payment of interest, payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum [from time to time]1 equal to [the greater of (i)]/1/ 9.15% [or (ii) 2% over the rate of interest publicly announced by Bank of New York from time to time in New York City as its prime rate].

          Payments of principal, Yield Maintenance Amount, if any, and interest are to be made at the main office of Bank of New York in New York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

------------------------
/1/   Delete in the case of holder not exempt from California usury law.

                                    A-1-1

          This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to an Amended and Restated Note Purchase and Private Shelf Agreement, dated as of April 2, 1999 (herein called the "Agreement"), between the Company, on the one hand, and The Prudential Insurance Company of America and each Prudential Affiliate which becomes party thereto, on the other hand, and is entitled to the benefits thereof. As provided in the Agreement, this Note is subject to prepayment, in whole or from time to time in part, in certain cases without Yield Maintenance Amount and in other cases with the Yield Maintenance Amount specified in the Agreement. Each holder of this Note will be deemed by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in paragraph 11H of the Agreement, (ii) to have made the representation set forth in paragraph 9B of the Agreement, and (iii) to have agreed to the limitations on transfers set forth in paragraph 11D of the Agreement.

          This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for the then outstanding principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

          In case an Event of Default, as defined in the Agreement, shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

          This Note (i) merely re-evidences a portion of the indebtedness previously evidenced by the Company's 7.21% Series A Senior Notes due June 9, 2007 (the "Existing 7.21% Notes"), (ii) is given in exchange for, and not as payment of, Existing 7.21% Note(s), and (iii) is in no way intended to constitute a novation of any Existing 7.21% Notes.

          Capitalized terms used and not otherwise defined herein shall have the meanings provided in the Agreement.

          This Note shall be construed and enforced in accordance with the internal law of the State of California.


                              VARIAN ASSOCIATES, INC.


                              By:
                                ----------------------------------------------
                              Title:
                                   -------------------------------------------

                                     A-1-2

                              And by:
                                    -------------------------------------------
                              Title:
                                   -------------------------------------------

                                     A-1-3

                                                                     Exhibit A-2
                                                                     -----------

                  THIS NOTE HAS NOT BEEN REGISTERED UNDER THE
                 SECURITIES ACT OF 1933, AS AMENDED, AND CANNOT
                    BE TRANSFERRED EXCEPT IN COMPLIANCE WITH
                 SUCH ACT AND APPLICABLE STATE SECURITIES LAWS.

                            [FORM OF SERIES B NOTE]

                            VARIAN ASSOCIATES, INC.
                                 to be known as
                          VARIAN MEDICAL SYSTEMS, INC.
                            effective April 3, 1999

                 6.70% SERIES B SENIOR NOTE DUE APRIL 30, 2014

No. ________                                                _______________
$ ________________                                          _______________

          FOR VALUE RECEIVED, the undersigned, Varian Associates, Inc. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to ______________________________, or registered assigns, the principal sum of ________________________________ on April 30, 2014 with interest (computed on the basis of a 360-day year--30-day month) (a) on the unpaid balance thereof at the rate of 6.70% per annum from the date hereof, payable quarterly on January 31, April 30, July 31 and October 31 in each year, commencing with the January 31, April 30, July 31 or October 31 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of Yield Maintenance Amount and any overdue payment of interest, payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum [from time to time]1 equal to [the greater of (i)]/1/ 8.70% [or (ii) 2% over the rate of interest publicly announced by Bank of New York from time to time in New York City as its prime rate].

          Payments of principal, Yield Maintenance Amount, if any, and interest are to be made at the main office of Bank of New York in New York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

---------------------
/1/   Delete in the case of holder not exempt from California usury law.

                                     A-2-1

          This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to an Amended and Restated Note Purchase and Private Shelf Agreement, dated as of April 2, 1999 (herein called the "Agreement"), between the Company, on the one hand, and The Prudential Insurance Company of America and each Prudential Affiliate which becomes party thereto, on the other hand, and is entitled to the benefits thereof. As provided in the Agreement, this Note is subject to prepayment, in whole or from time to time in part, in certain cases without Yield Maintenance Amount and in other cases with the Yield Maintenance Amount specified in the Agreement. Each holder of this Note will be deemed by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in paragraph 11H of the Agreement, (ii) to have made the representation set forth in paragraph 9B of the Agreement, and (iii) to have agreed to the limitations on transfers set forth in paragraph 11D of the Agreement.

          This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for the then outstanding principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

          In case an Event of Default, as defined in the Agreement, shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

          This Note (i) merely re-evidences a portion of the indebtedness previously evidenced by the Company's 6.70% Series B Senior Notes due April 30, 2018 (the "Existing 6.70% Notes"), (ii) is given in exchange for, and not as payment of, Existing 6.70% Note(s), and (iii) is in no way intended to constitute a novation of any Existing 6.70% Notes.

          Capitalized terms used and not otherwise defined herein shall have the meanings provided in the Agreement.

          This Note shall be construed and enforced in accordance with the internal law of the State of California.


                              VARIAN ASSOCIATES, INC.


                              By:
                                ---------------------------------------------
                              Title:
                                   ------------------------------------------

                                     A-2-2

                              And by:
                                    ----------------------------------------
                              Title:
                                   -----------------------------------------

                                     A-2-3

                                                                     Exhibit A-3
                                                                     -----------

                  THIS NOTE HAS NOT BEEN REGISTERED UNDER THE
                 SECURITIES ACT OF 1933, AS AMENDED, AND CANNOT
                    BE TRANSFERRED EXCEPT IN COMPLIANCE WITH
                 SUCH ACT AND APPLICABLE STATE SECURITIES LAWS.

                            [FORM OF SERIES C NOTE]

                            VARIAN ASSOCIATES, INC.
                                 to be known as
                          VARIAN MEDICAL SYSTEMS, INC.
                            effective April 3, 1999

                  6.76% SERIES C SENIOR NOTE DUE APRIL 2, 2011

No. ________                                                     _______________
$ ________________                                               _______________

          FOR VALUE RECEIVED, the undersigned, Varian Associates, Inc. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to ______________________________, or registered assigns, the principal sum of ________________________________ on April 2, 2011 with interest (computed on the basis of a 360-day year--30-day month) (a) on the unpaid balance thereof at the rate of 6.76% per annum from the date hereof, payable quarterly on the second day of April, July, October and January in each year, commencing with the January 2, April 2, July 2 or October 2 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of Yield Maintenance Amount and any overdue payment of interest, payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum [from time to time]/1/ equal to [the greater of (i)]1 8.76% [or (ii) 2% over the rate of interest publicly announced by Bank of New York from time to time in New York City as its prime rate].

          Payments of principal, Yield Maintenance Amount, if any, and interest are to be made at the main office of Bank of New York in New York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

-------------------------
/1/   Delete in the case of holder not exempt from California usury law.

                                     A-3-1

          This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to an Amended and Restated Note Purchase and Private Shelf Agreement, dated as of April 2, 1999 (herein called the "Agreement"), between the Company, on the one hand, and The Prudential Insurance Company of America and each Prudential Affiliate which becomes party thereto, on the other hand, and is entitled to the benefits thereof. As provided in the Agreement, this Note is subject to prepayment, in whole or from time to time in part, in certain cases without Yield Maintenance Amount and in other cases with the Yield Maintenance Amount specified in the Agreement. Each holder of this Note will be deemed by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in paragraph 11H of the Agreement, (ii) to have made the representation set forth in paragraph 9B of the Agreement, and (iii) to have agreed to the limitations on transfers set forth in paragraph 11D of the Agreement.

          This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for the then outstanding principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

          In case an Event of Default, as defined in the Agreement, shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

          Capitalized terms used and not otherwise defined herein shall have the meanings provided in the Agreement.

          This Note shall be construed and enforced in accordance with the internal law of the State of California.


                              VARIAN ASSOCIATES, INC.



                              By:
                                ---------------------------------------------
                              Title:
                                   ------------------------------------------


                                     A-3-2

                              And by:
                                    ----------------------------------------
                              Title:
                                   -----------------------------------------

                                     A-3-3

                                                                     Exhibit A-4
                                                                     -----------

                  THIS NOTE HAS NOT BEEN REGISTERED UNDER THE
                 SECURITIES ACT OF 1933, AS AMENDED, AND CANNOT
                    BE TRANSFERRED EXCEPT IN COMPLIANCE WITH
                 SUCH ACT AND APPLICABLE STATE SECURITIES LAWS.

                              [FORM OF SHELF NOTE]

                          VARIAN MEDICAL SYSTEMS, INC.

                             SENIOR SERIES ___ NOTE

No. __
ORIGINAL PRINCIPAL AMOUNT:
ORIGINAL ISSUE DATE:
INTEREST RATE:
INTEREST PAYMENT DATES:
FINAL MATURITY DATE:
PRINCIPAL PREPAYMENT DATES AND AMOUNTS:

          FOR VALUE RECEIVED, the undersigned, Varian Medical Systems, Inc. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to ______________________, or registered assigns, the principal sum of _______________________ DOLLARS [on the Final Maturity Date specified above] [, payable on the Principal Prepayment Dates and in the amounts specified above, and on the Final Maturity Date specified above in an amount equal to the unpaid balance of the principal hereof,] with interest (computed on the basis of a 360-day year--30-day month)
(a) on the unpaid balance thereof at the Interest Rate per annum specified above, payable on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of Yield Maintenance Amount and any overdue payment of interest, payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 2% over the Interest Rate specified above or (ii) 2% over the rate of interest publicly announced by [Morgan Guaranty Trust Company of New York] from time to time in New York City as its prime rate.

                                     A-4-1

          Payments of principal, Yield Maintenance Amount, if any, and interest are to be made at the main office of Bank of New York in New York City or at such other place as the holder hereof shall designate to the Company in writing, lawful money of the United States of America.

          This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to an Amended and Restated Note Purchase and Private Shelf Agreement, dated as of April 2, 1999 (herein called the "Agreement"), between the Company, on the one hand, and The Prudential Insurance Company of America and each Prudential Affiliate (as defined in the Agreement) which becomes party thereto, on the other hand, and is entitled to the benefits thereof. Each holder of this Note will be deemed by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in paragraph 11H of the Agreement, (ii) to have made the representation set forth in paragraph 9B of the Agreement, and (iii) to have agreed to the limitations on transfers set forth in paragraph 11D of the Agreement.

          This Note is subject to optional prepayment, in whole or from time to time in part, on the terms specified in the Agreement.

          This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for the then outstanding principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

          In case an Event of Default shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

          Capitalized terms used and not otherwise defined herein shall have the meanings provided in the Agreement.

                                     A-4-2

          This Note shall be construed and enforced in accordance with the internal law of the State of California.


                              VARIAN MEDICAL SYSTEMS, INC.



                              By:
                                ---------------------------------------------
                              Title:
                                   ------------------------------------------


                              And by:
                                    ----------------------------------------
                              Title:
                                   -----------------------------------------

                                     A-4-3